SECURITIES AND EXCHANGE COMMISSION

      SCHEDULE 14A INFORMATION



 Proxy Statement Pursuant to Section
       14(a) of the Securities
           Exchange Act of
                1934

Filed by Registrant          [ x ]
Filed by a Party Other than
Registrant [    ]

Check the Appropriate Box:
[ x ]      Preliminary Proxy Statement   [    ] Confidential, for Use of the
                                               Commission Only
                                              (as permitted by Rule 14a-6(e)(2))
[    ]     Definitive Proxy Statement
[    ]     Definitive Additional Materials
[    ]     Soliciting Material Pursuant to Exchange Act Rule 14a- 11(c)
           or 14a-12


    Alpha Hospitality Corporation
 (Name of Registrant as Specified In
            Its Charter)

   (Name of Person(s) Filing Proxy
    Statement, if other than the
             Registrant)


Payment of Filing Fee (Check the
appropriate box):
     [ x ]   No Fee Required.
     [    ]   Fee computed on table
below per Exchange Act Rules 14a-
6(i)(l) and 0-11.

1)   Title of each class of securities to which transaction applies:
2)   Aggregate Number of Securities to which transaction applies:
3) Per unit price or the underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is
     determined):
4)   Proposed maximum aggregate value
of transaction: $
5)   Total fee paid: $
[  ]      Fee paid previously with preliminary materials.
[  ]      Check box if any part of
     the fee is offset as provided by
     Exchange Act Rule 0-11(a)(2) and
     identify the filing for which
     the offsetting fee was paid
     previously. Identify the
     previous filing by registration
     statement number, or the Form or
     Schedule and the date of its
     filing:
1)   Amount Previously Paid:
$_______________.
2)   Form, Schedule or Registration Statement No.:  ______________
3)   Filing Party:
4)   Date Filed:

  Copies of all communications to:

       Herbert F. Kozlov, Esq.
  Parker Duryee Rosoff & Haft, P.C.
          529 Fifth Avenue
      New York, New York 10017

    ALPHA HOSPITALITY CORPORATION
   12 East 49th Street, 24th floor
      New York, New York 10017

  NOTICE OF MEETING OF STOCKHOLDERS
     TO BE HELD ON MAY 31, 2001

To    the   Stockholders   of   Alpha
Hospitality Corporation:

     NOTICE  IS HEREBY GIVEN  that  a
combined  Annual and Special  Meeting
(the  "Meeting")  of Stockholders  of
Alpha  Hospitality  Corporation  (the
"Company"),  a Delaware  corporation,
will  be held at the Ella Star Casino
10800  Collins Avenue,  Miami  Beach,
Florida on May 31, 2001, at 9:00 a.m.
(local   time)   for  the   following
purposes:

     (1)  To elect six members to the
Board of Directors of the Company;

     (2) To consider and vote upon  a
proposal to amend the Certificate  of
Designations for the Company's Series
B  and  Series C Preferred  Stock  to
permit the Company to make payment of
dividends  accrued on  the  Company's
Series C Preferred Stock in shares of
the  Company's Common  Stock  at  the
discretion of the Company's Board  of
Directors;

     (3)  To consider and vote upon a
proposal  to approve the issuance  of
shares of Common Stock in payment  of
dividends  accrued on  the  Company's
Series  C  Preferred  Stock  for  the
years 1998, 1999 and 2000;

     (4) To consider and vote upon  a
proposal   to  amend  the   Company's
Certificate   of   Incorporation   to
provide for a reverse 1-for-10  stock
split  of  outstanding Common  Stock,
par value $.01 per share;

     (5) To ratify the appointment of
Rothstein,  Kass & Company,  P.C.  as
the  Company's independent  certified
public accountants; and

     (6)  To transact any such  other
business as may properly come  before
the  Meeting  or any postponement  or
adjournment thereof.

     The  Board of Directors  of  the
Company has fixed April ___, 2001  as
the  record date (the "Record  Date")
for the determination of stockholders
entitled  to notice of, and  to  vote
at,  the  Meeting or any postponement
or  adjournment thereof. Accordingly,
only  stockholders of record  at  the
close of business on the Record  Date
are  entitled to notice of, and shall
be  entitled to vote at, the  Meeting
or  any  postponement or  adjournment
thereof.

     You  are  requested to fill  in,
date  and  sign  the  enclosed  proxy
card(s), which are being solicited by
the  Company's  Board  of  Directors.
Submitting  a proxy will not  prevent
you from voting in person, should you
so desire, but will help to secure  a
quorum    and   will   avoid    added
solicitation  costs. You  may  revoke
your  proxy at any time before it  is
voted at the Meeting.

     ALL  STOCKHOLDERS ARE  CORDIALLY
INVITED  TO ATTEND THE MEETING.  YOUR
VOTE  IS  IMPORTANT. TO  ENSURE  YOUR
REPRESENTATION AT THE MEETING, PLEASE
COMPLETE, SIGN AND PROMPTLY MAIL YOUR
PROXY    IN   THE   RETURN   ENVELOPE
PROVIDED.  YOUR FAILURE  TO  EXERCISE
YOUR  VOTE WILL HAVE THE EFFECT OF  A
VOTE  AGAINST THE PROPOSED  AMENDMENT
TO   THE  COMPANY'S  CERTIFICATE   OF
DESIGNATIONS AND AGAINST THE PROPOSED
AMENDMENT     TO    THE     COMPANY'S
CERTIFICATE OF INCORPORATION.

     By   Order   of  the  Board   of Directors,
     ____________________________            ___________________________
     Stanley S. Tollman                           Thomas W. Aro
     Chairman of the Board, President           Vice President and Secretary
     and Chief Executive Officer

April ___, 2001



    ALPHA HOSPITALITY CORPORATION
   12 EAST 49TH STREET, 24TH FLOOR
      NEW YORK, NEW YORK 10017
         __________________

           PROXY STATEMENT
         __________________
    ANNUAL AND SPECIAL MEETING OF
            STOCKHOLDERS
 TO BE HELD AT 9:00 A.M. AT THE ELLA
            STAR CASINO,
        10800 COLLINS AVENUE
        MIAMI BEACH, FLORIDA
            MAY 31, 2001

     This    Proxy    Statement    is
furnished  in  connection  with   the
solicitation   by   the   Board    of
Directors    of   Alpha   Hospitality
Corporation (the "Company")  for  use
at  a  combined  Annual  and  Special
Meeting   of  Stockholders   of   the
Company (the "Meeting") to be held at
9:00  a.m.  at The Ella Star  Casino,
10800  Collins Avenue,  Miami  Beach,
Florida, on May 31, 2001 and  at  all
adjournments     and    postponements
thereof.  This Proxy Statement,  with
the  accompanying Notice  of  Meeting
and  form  of proxy, are first  being
sent  to  stockholders  on  or  about
April___, 2001.

     A   proxy   card  is   enclosed.
Whether or not you plan to attend the
Meeting in person, please date,  sign
and return the enclosed proxy card as
promptly  as possible in the  postage
prepaid  envelope provided to  ensure
that your shares will be voted at the
Meeting. Any stockholder who  returns
a proxy has the power to revoke it at
any  time prior to its effective  use
by  filing an instrument revoking it,
or  a  duly executed proxy bearing  a
later date, with the Secretary of the
Company, or by attending the  Meeting
and    voting   in   person.   Unless
otherwise instructed, any such proxy,
if  not revoked, will be voted at the
Meeting  "FOR" each of the  proposals
set forth in this Proxy Statement and
as recommended by the Company's Board
of  Directors (the "Board"),  in  its
discretion, with regard to all  other
matters that may properly come before
the  Meeting, provided, however, that
as  discussed more fully  below,  the
Board  does  not have  discretion  to
vote  shares in favor of the proposed
amendment     of    the     Company's
Certificate  of  Designations  or  in
favor  of  the proposed amendment  of
the    Company's    Certificate    of
Incorporation.  The Company does  not
currently  know of any  matters  that
may  properly come before the Meeting
other than the proposals described in
this proxy statement.

     The  Board  has set  April     ,
2001  (the  "Record  Date")  as   the
record     date    for    determining
stockholders  who  are  entitled   to
receive  notice of, and to  vote  at,
the Meeting.

     At  the Record Date, there  were
outstanding 24,140,759 shares of  the
Company's   Common   Stock,   821,496
shares  of  the  Company's  Series  B
Preferred Stock, 135,162shares of the
Company's  Series C  Preferred  Stock
and  1,950  shares of  the  Company's
Series D Preferred Stock.  The Series
D   Preferred  Stock  has  no  voting
rights.   The  presence,  either   in
person  or  represented by proxy,  of
persons   entitled  to   exercise   a
majority of all votes entitled to  be
exercised  by  all of  the  Company's
outstanding capital stock (i.e.,  the
Common  Stock, the Series B Preferred
Stock  and  the  Series  C  Preferred
Stock)  is necessary to constitute  a
quorum   for   the   transaction   of
business at the Meeting.

     Each   share  of  Common   Stock
issued  and outstanding on the Record
Date  is  entitled to one vote,  each
share of Series B Preferred Stock  is
entitled to eight (8) votes, and each
share of Series C Preferred Stock  is
entitled to twenty-four (24) votes on
any      matter     presented     for
consideration  and  action   by   the
stockholders at the Meeting. A quorum
being present, either in person or by
proxy, a plurality of the votes  cast
is necessary to elect each nominee on
the Company's slate of directors.   A
majority   of  the  votes   cast   is
necessary   to  pass  the   proposals
relating  to  ratification  of  prior
issuances of Common Stock and of  the
appointment  of  Rothstein,  Kass   &
Company,   P.C.   as  the   Company's
independent     certified      public
accountants.  The proposal  to  amend
the    Company's    Certificate    of
Incorporation requires a majority  of
all  of the votes entitled to be cast
by  all  of the Company's outstanding
capital   stock  (i.e.,  the   Common
Stock,
the Series B Preferred  Stock
and  the  Series C Preferred  Stock).
The proposal to amend the Certificate
of  Designations requires a  majority
of  all of the votes entitled  to  be
cast   by   all   of  the   Company's
outstanding capital stock, as well as
a  majority of the Series C Preferred
Stock voting as a class.

     The     cost    of    preparing,
assembling, printing and mailing this
Proxy  Statement and the accompanying
form  of  proxy,  and  the  cost   of
soliciting  proxies relating  to  the
Meeting,   will  be  borne   by   the
Company.   The  Company  intends   to
request  banks and brokers to solicit
their customers who beneficially  own
Common  Stock  listed  of  record  in
names  of nominees and will reimburse
such  banks  and  brokers  for  their
reasonable out-of-pocket expenses for
such     solicitations.    If     any
solicitation  of the holders  of  the
Company's   outstanding   shares   of
Preferred Stock (whether Series B  or
C)  is  deemed necessary, the Company
(through  its directors and officers)
anticipates  making such solicitation
directly. The solicitation of proxies
by   mail  may  be  supplemented   by
telephone,   telegram  and   personal
solicitation  by officers,  directors
and  other employees of the  Company,
but  no additional compensation  will
be paid to such individuals.


             THE MEETING

Time and Place of Special Meeting

     The  Meeting is scheduled to  be
held at 9:00 a.m. local time, on  the
31st  of  May, 2001 at the Ella  Star
Casino,  10800 Collins Avenue,  Miami
Beach, Florida.

     Purpose of the Meeting

            At   the   Meeting,   the
Company's stockholders will be  asked
(1)  to  elect  six  members  to  the
Company's  Board  of  Directors  (the
"Board") for the ensuing year, (2) to
consider  and vote on a  proposal  to
amend  the  Company's Certificate  of
Designations for its Series B  and  C
Preferred Stock (the "Certificate  of
Designations") in a manner that  will
provide  the Company with the  option
of  issuing shares of Common Stock in
payment of dividends accrued  on  the
Series  C  Preferred  Stock,  (3)  to
consider and vote upon a proposal  to
approve  the  issuance of  shares  of
Common  Stock in payment of dividends
accrued  on  the Company's  Series  C
Preferred  Stock for the years  1998,
1999  and  2000; (4) to consider  and
vote  on  a  proposal  to  amend  the
Company's       Certificate        of
Incorporation  (the  "Certificate  of
Incorporation")  to  provide  for   a
reverse 1-for-10 stock split  of  the
Company's  outstanding Common  Stock;
(5)  to  ratify  the  appointment  of
Rothstein,  Kass & Company,  P.C.  as
the  Company's independent  certified
public   accountants;  and   (6)   to
transact such other business  as  may
properly  come before the Meeting  or
any   postponement   or   adjournment
thereof.

     Voting   and   Solicitation   of
Proxies

     All  shares of Common Stock  and
Series B and Series C Preferred Stock
represented   at   the   Meeting   by
properly  executed  proxies  received
prior  to  the  vote at the  Meeting,
unless    previously   revoked    (as
described immediately below), will be
voted   in   accordance   with    the
instructions   thereon.    Where    a
properly signed proxy is returned and
no  instructions are  given,  proxies
will be voted FOR (i) the election of
the  nominees named herein as members
of  the  Board, (ii) the approval  of
the  issuances  of shares  of  Common
Stock in payment of accrued dividends
on  the Series C Preferred Stock  for
the  years  1998, 1999 and 2000;  and
(iii)   the   ratification   of   the
appointment  of  Rothstein,  Kass   &
Company,   P.C.   as  the   Company's
independent     certified      public
accountants.  No matters  other  than
those referred to above are presently
scheduled  for consideration  at  the
Meeting. A broker who holds shares in
street  name will not be entitled  to
vote  on either the proposal to amend
the  Certificate  of Designations  or
the proposal to amend the Certificate
of Incorporation without instructions
from  the  beneficial owner  of  such
shares.  This inability  to  vote  is
referred  to  as  a broker  non-vote.
Stockholder  abstentions  and  broker
non-votes   will   be   counted   for
purposes of determining the existence
of a quorum at the Meeting.  However,
because,     under    the     General
Corporation  Law  of  the  State   of
Delaware     and    the     Company's
Certificate of Incorporation and  by-
laws,  the  proposal  to  amend   the
Certificate of Designations  and  the
Certificate   of  Incorporation,   in
order   to  be  approved,   must   be
approved by vote of holders of shares
of  the  capital stock of the Company
entitled  to  exercise a majority  of
all   of   the  votes  attendant   or
attributable to all of the  Company's
outstanding  Common Stock,  Series  B
Preferred   Stock   and   Series    C
Preferred   Stock,  abstentions   and
broker  non-votes will have the  same
effect   as
a  vote  against   these
proposals.  In addition, the majority
vote of the Series C Preferred Stock,
participating separately as a  class,
is  required to pass the proposal  to
amend     the     Certificate      of
Designations.  All of the  shares  of
Series C Preferred Stock are held  by
one  stockholder, who  has  indicated
that  it  will vote in favor of  that
proposal.

     Any  proxy may be revoked by the
person  giving it at any time  before
it  is  voted. A proxy may be revoked
by  filing with the Secretary of  the
Company  (12  East 49th Street,  24th
Floor,  New  York,  New  York  10017)
either   (i)  a  written  notice   of
revocation bearing a date later  than
the  date  of such proxy  or  (ii)  a
subsequent proxy relating to the same
shares,  or by attending the  Meeting
and   voting   in  person   (although
attendance at the Meeting  will  not,
in    and   of   itself,   constitute
revocation of a proxy).

     Proxies  are being solicited  by
and  on  behalf of the  Company.  The
Company will solicit proxies by mail,
and   the  directors,  officers   and
employees  of  the Company  may  also
solicit    proxies   by    telephone,
telegram or personal interview. Those
persons  will  receive no  additional
compensation  for these services  but
will be reimbursed for reasonable out-
of-pocket expenses. The Company  will
bear  the  costs  of  preparing   and
mailing   the   proxy  materials   to
stockholders in connection  with  the
Meeting. Arrangements will be made to
furnish copies of the proxy materials
to    fiduciaries,   custodians   and
brokerage  houses for  forwarding  to
beneficial owners of shares of Common
Stock.  Such  persons  will  be  paid
their     reasonable    out-of-pocket
expenses.

     Shares Entitled to Vote

     The close of business April    ,
2001  has  been fixed as  the  record
date   (the   "Record   Date")    for
determining the stockholders entitled
to  notice  of  and to  vote  at  the
Meeting. As of the Record Date, there
were   24,140,759  shares  of  Common
Stock,  821,496 shares  of  Series  B
Preferred Stock and 135,162 shares of
Series  C Preferred Stock issued  and
outstanding and entitled to vote.

     Each   share  of  Common   Stock
entitles  the holder thereof  to  one
vote,   each   share  of   Series   B
Preferred  Stock entitles the  holder
thereof to eight (8) votes, and  each
share  of  Series  C Preferred  Stock
entitles the holder thereof to twenty-
four (24) votes. Accordingly, a total
of  33,956,615 votes may be  cast  at
the Meeting. The holders of shares of
Common  Stock  and  Preferred   Stock
(whether   Series  B  or  Series   C)
entitled  to case a majority  of  all
votes  that  could  be  cast  by  the
holders  of  all  of the  outstanding
shares  of Common Stock and Preferred
Stock,    present   in   person    or
represented by proxy at the  Meeting,
shall   constitute  a  quorum.    For
purposes of the proposal to amend the
Certificate of Designations, there is
an   additional  requirement  of  the
presence  (in person or by proxy)  of
the holders of a majority of Series C
Preferred   Stock  to  constitute   a
quorum.  Abstentions and broker  non-
votes  are  counted  as  present   in
determining   whether   the    quorum
requirement is satisfied.

     Each share of outstanding Series
B  Preferred Stock: (i) entitles  the
holder  to  eight votes, (ii)  has  a
liquidation  value  of   $29.00   per
share, (iii) has a cash dividend rate
of  10%  of liquidation value,  which
rate  increases to 13% of liquidation
value  if  the cash dividend  is  not
paid  within 30 days of  the  end  of
each fiscal year and in such event is
payable  in  shares of Common  Stock;
and  (iv)  is convertible into  eight
shares of Common Stock.

     Each share of outstanding Series
C  Preferred Stock: (i) entitles  the
holder  to  24  votes,  (ii)  has   a
liquidation  value  of   $72.00   per
share, (iii) has a cash dividend rate
of  8% of liquidation value; and (iv)
is  convertible  into  24  shares  of
Common Stock.

     Vote Required

     If  a  quorum is present at  the
Meeting,  either  in  person  or   by
proxy,   the  following   votes   are
required  to approve each  respective
proposal:

Proposal 1:     The affirmative  vote
          of a plurality of the votes
          cast shall be sufficient to
          elect  each nominee on  the
          Company's     slate      of
          directors.

Proposal 2:      In   order   to   be
          approved,  the proposal  to
          amend  the  Certificate  of
          Designations  must  receive
          the  affirmative vote of  a
          majority   of   the   votes
          entitled to be cast by  all
          of  the
          outstanding Common
          Stock,  Series B  Preferred
          Stock    and    Series    C
          Preferred  Stock  and   the
          affirmative vote by holders
          of   a   majority  of   the
          outstanding    shares    of
          Series  C  Preferred  Stock
          voting    as    a    class.
          Abstentions and broker non-
          votes  will  be counted  as
          votes against such proposal
          to amend the Certificate of
          Designations.

Proposal 3:     The affirmative  vote
          of  a majority of the votes
          cast shall be sufficient to
          approve  the  issuance   of
          shares  of Common Stock  as
          payment      of     accrued
          dividends on the  Series  C
          Preferred  Stock  for   the
          years 1998, 1999 and 2000.

Proposed 4:     The affirmative  vote
          of   a   majority  of   the
          outstanding votes  entitled
          to   be   cast   shall   be
          sufficient  to approve  the
          proposed amendment  to  the
          Certificate              of
          Incorporation  to   provide
          for   a   reverse  1-for-10
          stock    split    of    the
          outstanding  Common  Stock.
          Abstentions and broker non-
          votes  will  be counted  as
          votes against such proposal
          to amend the Certificate of
          Incorporation.

Proposal 5:    The affirmative vote of
               a  majority of the votes
              cast shall be
              sufficient to ratify the selection
              of   Rothstein,   Kass    &
              Company,   P.C.   as    the
              Company's independent
              certified public accountants.

Shares Committed

     The Company has been advised  by
various members of management and the
Board   and   others  who,   in   the
aggregate,  hold  or  otherwise  have
voting   power   with   respect    to
11,518,999  shares  of  Common  Stock
(representing  approximately  48%  of
the    shares    of   Common    Stock
outstanding) that they intend to vote
such  shares in favor of each of  the
proposals   to   be   presented   for
consideration  and  approval  at  the
Meeting,  including the  election  of
each  of the candidates nominated  to
serve  on the Board. The Company  has
also   been   advised  by   each   of
Bryanston  Group, Inc.  ("Bryanston")
and  BP  Group  Inc. ("BP")  that  it
intends to vote all of its shares  of
Preferred Stock in favor of  each  of
such  proposals.  If  the  shares  of
Common  Stock referred to  above  are
voted, as management has been advised
they  will  be, in favor of  each  of
such   proposals  and  if   Bryanston
(which, as of the Record Date,  owned
of record 777,238 shares of Series  B
Preferred   Stock  (or  approximately
94.6%  of  the outstanding shares  of
Series  B Preferred Stock), entitling
it  to exercise 6,217,904 votes,  and
135,162  shares of Series C Preferred
Stock  (or  100%  of the  outstanding
shares  of Series C Preferred  Stock,
entitling  it  to exercise  3,243,888
votes),  and  BP (which,  as  of  the
Record  Date, owned of record  44,258
shares  of  Series B Preferred  Stock
(or   approximately   5.4%   of   the
outstanding   shares  of   Series   B
Preferred  Stock,  entitling  it   to
exercise 354,064 votes), vote all  of
their  respective shares of Preferred
Stock  in  favor  of  each  of   such
proposals, approximately 63%  of  the
total  votes eligible to be  cast  at
the Meeting will be voted in favor of
each of the proposals and all of  the
votes attendant to or exercisable  by
holders  of  the Series  C  Preferred
Stock  will be voted, as a class,  in
favor  of  the proposal to amend  the
Certificate  of Designations.   As  a
result,   each   of  such   proposals
(including  the election of  each  of
the candidates nominated to serve  on
the    Board)   will   be    approved
notwithstanding the manner  in  which
votes  are  cast  by holders  of  any
other shares of the Company's capital
stock.

     No Appraisal Rights

     Under  the  General  Corporation
Law   of   the  State  of   Delaware,
stockholders  of the Company  do  not
have  appraisal rights in  connection
with  any of the proposals upon which
a  vote  is scheduled to be taken  at
the Meeting.


OWNERSHIP OF SECURITIES

     Only  stockholders of record  at
the  close of business on the  Record
Date  are entitled to notice of,  and
to  vote at, the Meeting. As of  such
date,    there   were   issued    and
outstanding  24,140,759   shares   of
Common   Stock,  821,496  shares   of
Series  B Preferred Stock and 135,162
shares  of Series C Preferred  Stock.
The  holders  (present in  person  or
represented by proxy at the  Meeting)
of outstanding shares of Common Stock
and   Preferred  Stock  entitled   to
exercise  a  majority of  votes  with
respect to all outstanding shares  of
capital   stock  are   necessary   to
constitute a quorum for the Meeting.

     Each outstanding share of Common
Stock is entitled to one vote on  all
matters  properly coming  before  the
Meeting.  Each  share  of  Series   B
Preferred Stock is entitled to  eight
(8)  votes  on all such matters,  and
each  share  of  Series  C  Preferred
Stock is entitled to twenty-four (24)
votes on all such matters.

     The  following table sets  forth
certain information as of the  Record
Date, with respect to each beneficial
owner of five percent (5%) or more of
the  outstanding shares of any  class
of   stock,  each  officer   of   the
Company,   each   director   of   the
Company, each individual nominated to
be   elected  a  director   and   all
officers and directors of the Company
as    a   group.   Unless   otherwise
indicated, the address of  each  such
person   or   entity  is  c/o   Alpha
Hospitality Corporation, 12 East 49th
Street,  24th  floor, New  York,  New
York 10017.


  Title of Class   Name and Address        No. of    Percent      Percent
                                           Shares(1) of Class(2)  of Vote (3)

Common Stock        Stanley Tollman(4)(5)   500,000       2.03      1.47
$.01 par value      Beatrice Tollman(6)   1,815,890       7.00      5.35
                    Thomas  W.Aro (7)       430,000       1.75      1.26
                    Brett G. Tollman (8)  1,949,875       7.47      5.74
                    James   A. Cutler(9)    255,000       1.05        *
                    Matthew B. Walker (10)  412,905       1.70      1.22
                    Herbert F. Kozlov (11)  200,000       0.82        *
                    Craig Kendziera (12)     85,300       0.35        *
                    Robert Steenhuisen (13)  85,000       0.35        *
                    Bryanston Group,
                     Inc. (14)            16,865,359     41.13     49.67
                     1886 Route 52
                     Hopewell Junction,N.Y.
                    Societe Generale (15)  1,912,922      7.34      0.00
                     1221 Ave of the Americas
                     New York, N.Y.
                    All Officers and
                     Director as a group
                     (8 persons) (4,7-13)  3,918,080     13.96     11.53

Preferred Stock,    Bryanston Group,Inc.     777,238     94.60      94.6
Series B,            (11)
$29.00              BP Group, Ltd. (16)       44,258       5.4       5.4
liquidation          5111 Islesworth Country
value                Club Dr.
                     Windemere, Fl 34786


Preferred Stock,    Bryanston Group,Inc.     135,162     100.0     100.0
Series C,
$72.00
liquidation
value

Preferred Stock,    Societe Generale          1,950      100.0        #
Series D
$1,000.00
liquidation
value


*   Indicates less than 1%
#   Has no voting rights


       (1) Each person exercises sole
       voting  and dispositive  power
       with  respect  to  the  shares
       reflected in the table, except
       for  those  shares  of  Common
       Stock  that are issuable  upon
       the exercise of options or the
       conversion of Preferred Stock,
       which  shares of Common  Stock
       cannot  be  voted  until   the
       options are exercised or  such
       Preferred  Stock is  converted
       by    the    holder   thereof.
       Includes   shares  of   Common
       Stock  that  may  be  acquired
       upon  exercise of  options  or
       conversion    of   convertible
       securities that are  presently
       exercisable or convertible  or
       become     exercisable      or
       convertible within 60 days.

       (2)  Each  beneficial  owner's
       percentage of class  ownership
       is determined by assuming that
       options,     warrants      and
       convertible  securities   that
       are  held  by such owner  (but
       not  those  held by
       any  other
       owner)     and    that     are
       exercisable   or   convertible
       within  60 days from the  date
       hereof have been exercised  or
       converted.

       (3)   As   regards  the   vote
       attributable  to   shares   of
       Common   Stock,  this   number
       represents  the  vote,  as   a
       percentage of the total  votes
       that may be cast by holders of
       both    Common    Stock    and
       Preferred Stock, that  may  be
       cast  by  the  holder  of  the
       relevant  shares.   For  these
       purposes,    no    vote     is
       attributable to any shares  of
       Common  Stock not  issued  and
       outstanding as of  the  Record
       Date  (e.g.,  on  account   of
       outstanding options having not
       been  exercised or convertible
       securities  not  having   been
       converted);    however,    for
       purposes  of determining  this
       vote,   consistent  with   the
       terms  of the Series B  and  C
       Preferred Stock, 8 votes  have
       been    included   for    each
       outstanding share of Series  B
       Preferred Stock and  24  votes
       for  each  share of  Series  C
       Preferred  Stock.  As  regards
       the   vote   attributable   to
       shares  of  Series  B  and   C
       Preferred  Stock, this  number
       represents  the percentage  of
       the  total  votes attributable
       to  such  Series that  may  be
       cast.

       (4) Includes 500,000 shares of
       common stock issuable upon the
       exercise of options granted to
       Stanley   S.   Tollman,    the
       Chairman  of the Board,  Chief
       Executive     Officer      and
       President   of  the   Company.
       Does not include any shares of
       Common Stock issuable upon the
       exercise of the right  granted
       to  Mr. Tollman to convert  up
       to   $2,000,000  of   deferred
       compensation  into  shares  of
       Common  Stock  at  $2.00   per
       share   since   he   is    not
       currently entitled to exercise
       such right.  Each of Brett  G.
       Tollman,  Stanley  S.  Tollman
       and Beatrice Tollman disclaims
       beneficial  ownership  of  the
       shares  beneficially owned  by
       either of the other of them.

       (5)  Stanley S. Tollman is the
       spouse  of  Beatrice  Tollman.
       Stanley  S. Tollman  disclaims
       beneficial  ownership  of  the
       shares  beneficially owned  by
       Beatrice  Tollman.   Each   of
       Brett  G. Tollman, Stanley  S.
       Tollman  and Beatrice  Tollman
       disclaims beneficial ownership
       of   the  shares  beneficially
       owned  by either of the  other
       of them.

       (6)  Beatrice Tollman  is  the
       spouse  of Stanley S. Tollman,
       the  Company's Chairman of the
       Board, Chief Executive Officer
       and  President, and the mother
       of   Brett   G.   Tollman,   a
       director  of the Company,  and
       she  is  a 50% stockholder  in
       Bryanston     Group,      Inc.
       ("Bryanston").   Ms.   Tollman
       disclaims    any    beneficial
       ownership of any shares of the
       Company's capital stock  owned
       beneficially or of  record  by
       Stanley  S. Tollman, Brett  G.
       Tollman or Bryanston.

       (7) Includes 420,000 shares of
       Common Stock issuable upon the
       exercise of options granted to
       Mr.  Aro, all of which options
       are currently exercisable.

       (8) Includes 390,000 shares of
       Common Stock issuable upon the
       exercise of options granted to
       Brett G. Tollman, all of which
       options      are     currently
       exercisable,   and   1,000,000
       shares  held  in  the  Tollman
       Family  Trust, of which  Brett
       G.   Tollman   is   the   sole
       Trustee.  Brett G. Tollman  is
       the  son of Stanley S. Tollman
       and Beatrice Tollman.  Each of
       Brett  G. Tollman, Stanley  S.
       Tollman  and Beatrice  Tollman
       disclaims beneficial ownership
       of   the  shares  beneficially
       owned  by any of the other  of
       them.

       (9) Includes 255,000 shares of
       Common Stock issuable upon the
       exercise of options granted to
       Mr.   Cutler,  all  of   which
       options      are     currently
       exercisable.  Does not include
       4,000  shares  owned  by   Mr.
       Cutler's  children,  of  which
       shares he disclaims beneficial
       ownership.

       (10)   Includes 90,000  shares
       of  Common Stock issuable upon
       the    exercise   of   options
       granted to Mr. Walker, all  of
       which  options  are  currently
       exercisable.


       (11)  Includes 200,000  shares
       of Common Shares issuable upon
       the    exercise   of   options
       granted to Mr. Kozlov, all  of
       which  options  are  currently
       exercisable.

       (12) Includes 85,000 shares of
       Common Stock issuable upon the
       exercise of options granted to
       Mr. Kendziera, 52,500 of which
       options      are     currently
       exercisable  with  respect  to
       52,500 shares.

       (13) Includes 85,000 shares of
       Common Stock issuable upon the
       exercise of options granted to
       Mr.  Steenhuisen,  52,500   of
       which  options  are  currently
       exercisable  with  respect  to
       52,500 shares.

       (14)   Includes: (i) 6,217,904
       shares    of   Common    Stock
       issuable  upon  conversion  of
       777,238  shares  of  Series  B
       Preferred   Stock   owned   by
       Bryanston; and (ii)  3,243,888
       shares    of   Common    Stock
       issuable  upon  conversion  of
       135,162  shares  of  Series  C
       Preferred   Stock   owned   by
       Bryanston.  All of such shares
       of    Preferred   Stock    are
       currently   convertible   into
       shares    of   Common   Stock.
       Bryanston  is an affiliate  of
       the   Company,  and   Beatrice
       Tollman,  Stanley S. Tollman's
       spouse,  is  a 50% stockholder
       of    Bryanston.    Each    of
       Bryanston and Beatrice Tollman
       disclaims beneficial ownership
       of   the  shares  beneficially
       owned by the other of them.

       (15)  Includes  an  additional
       1,687,184  shares  of   Common
       Stock   issuable  to   Societe
       Generale to reach the  maximum
       issuable   of   3,300,000   in
       connection with its  remaining
       1,950  shares of the Company's
       Series D Preferred Stock.

       (16)  Patricia  Cohen  is  the
       sole  stockholder of BP.  This
       table does not include 100,352
       shares  of Common Stock  owned
       by  Patricia Cohen, who was  a
       Director of the Company during
       the period February 1, 1994 to
       December 12, 1997, and 354,064
       shares    of   Common    Stock
       issuable  upon  conversion  of
       44,258  shares  of  Series   B
       Preferred Stock owned  by  BP.
       All   of   such   shares    of
       Preferred  Stock are currently
       convertible  into  shares   of
       Common Stock.

             PROPOSAL 1

        ELECTION OF DIRECTORS

     Six  (6)  directors  are  to  be
elected  at  the  Meeting  to   serve
(subject to their respective  earlier
removal, death or resignation)  until
the    next    annual   meeting    of
stockholders    and    until    their
respective successors are elected and
qualified.  Unless such authority  is
withheld,  proxies will be voted  for
the  election of the six (6)  persons
named  below,  all of  whom  are  now
serving as directors and each of whom
has been designated as a nominee. If,
for  any reason not presently  known,
any  person is not available to serve
as  director, another person who  may
be nominated will be voted for in the
discretion of the proxies.


        Name             Age            Position With the Company

Stanley S.Tollman       70             Chairman of the Board, Chief
                                       Executive Officer and President

Thomas W. Aro           58             Vice President, Secretary, and Director

Brett G. Tollman        39             Vice President and Director

James A. Cutler         49             Director

Matthew B. Walker       50             Director

Herbert F. Kozlov       48             Director


     Stanley S. Tollman has served as
Chairman  of  the Board of  Directors
and   Chief   or  Co-Chief  Executive
Officer  of  the  Company  since  its
formation.  Since  March  1995,   Mr.
Tollman has also served as President.
He served as Chairman of the Tollman-
Hundley Hotel Group from 1979 to June
1996.    He   currently   serves   as
Chairman   of  Bryanston,   a   hotel
management company, and of  Trafalgar
Tours International, a tour operator.
The  business addresses of  Bryanston
and   Trafalgar  Tours  International
are,  respectively,  1886  Route  52,
Hopewell  Junction, New  York  and  5
Reid Street, Hamilton, Bermuda.

      Thomas W. Aro has served  as  a
Director   of   the   Company   since
February   1,  1994,  and   as   Vice
President  of the Company  since  its
formation.  Mr.  Aro also  serves  in
various positions with various of the
Company's subsidiaries. He has served
as  Executive Vice President  of  the
Tollman-Hundley  Hotel  Group   since
1982  and  served as  Executive  Vice
President  of  Bryanston  from   1989
through March 1996.

      Brett  G. Tollman served  as  a
Vice  President of the  Company  from
its formation until October 29, 1993,
and  was  re-elected to that position
and  was selected a Director  of  the
Company  on  February  1,  1994.   He
served as Executive Vice President of
the  Tollman-Hundley Hotel Group from
1984   to  June  1996.   Mr.  Tollman
currently  serves  as  President   of
Tollman-Hundley Hotel Group.  He also
serves  as Director and President  of
Bryanston.  Mr. Tollman is the son of
Stanley  S. Tollman, the Chairman  of
the Board and Chief Executive Officer
of the Company.

       James  A.  Cutler  served   as
Treasurer and Chief Financial Officer
of  the  Company from  its  formation
until  his  resignation on  March  6,
1998.  He also served as Secretary of
the Company from October 29, 1993  to
February  1,  1994.  Mr.  Cutler  was
elected a Director of the Company  on
June  12, 1996.  He served as  Senior
Vice  President and Treasurer of  the
Tollman-Hundley  Hotel  Group   until
June   1997.    He  now   serves   as
President and Chief Executive Officer
of  Truckee Resorts, Inc., a  company
that  is  engaged in the  residential
development  business  and  has   its
principal  business  office  at  1439
Lindsey Reno, Nevada.

      Matthew B. Walker has served as
a   Director  of  the  Company  since
December  1995. He is an  independent
businessman involved in international
business   ventures,  including   the
Brazilian-based  Walker  Marine   Oil
Supply Business, to which he has been
a  consultant since 1988. Mr.  Walker
co-founded
the  Splash   Casino   in
Tunica,   Mississippi,  in   February
1993,   where  he  remained  employed
until   October  1995.   In  February
1994,  he co-founded the Cotton  Club
Casino  in  Greenville,  Mississippi,
where he remained employed and  as  a
stockholder  until October  1995.  In
addition, since 1972, Mr. Walker  has
been involved in numerous real-estate
transactions as a consultant and  has
managed  E.B.  Walker  &  Son  Lumber
Company,   a   family-owned    lumber
business in Alabama.

      Herbert F. Kozlov has served as
a  Director of the Company since  his
appointment  upon the resignation  of
Mr.  Sanford  Freedman  in  March  of
1998.  Mr. Kozlov is a partner is the
law  firm of Parker, Duryee Rosoff  &
Haft,  PC where he has been a partner
since  1989.  Mr. Kozlov  is  also  a
director of HMG Worldwide Corporation
and  Magnum  Sports &  Entertainment,
Inc.   (previously  named   Worldwide
Entertainment  & Sports Corporation).
Parker  Duryee  Rosoff  &  Haft,   PC
provides   legal  services   to   the
Company  and receives fees  for  such
services from the Company.

     Each  Director is elected for  a
period  of  one year at the Company's
annual  meeting  of stockholders  and
(subject to earlier removal, death or
resignation)  serves  until   his/her
successor  is elected and  qualified.
Vacancies    and    newly     created
directorships  resulting   from   any
increase  in the number of authorized
directors may be filled by a majority
vote  of  Directors then  in  office.
Officers are elected by and serve  at
the pleasure of the Board.

     Committees and Meetings  of  the
Board of Directors

     The Board has four committees  -
the  Executive Committee,  the  Audit
Committee, the Compensation Committee
and the Stock Option Committee.

     The  Executive Committee,  which
is  comprised of Stanley S.  Tollman,
Thomas  W. Aro and Brett G.  Tollman,
has  the same authority to act as the
Board   (with   certain   limitations
prescribed by the General Corporation
Law of the State of Delaware).

     The  Audit Committee,  which  is
comprised of Herbert F. Kozlov, James
A.  Cutler and  Matthew B. Walker, is
responsible for reviewing, with  both
the  Company's independent  certified
public  accountants  and  management,
the    Company's    accounting    and
reporting  principles,  policies  and
practices,  as well as the  Company's
accounting,  financial and  operating
controls  and staff.  The  Board  has
adopted  a  written charter  for  the
Audit  Committee,  which  accompanies
this  proxy statement as Appendix  1.
Each  of  Messrs. Kozlov, Cutler  and
Walker   is  independent   from   the
Company,  as independence is  defined
in  Rule  4200(a)(15) of the National
Association  of  Securities  Dealers'
("NASD") listing standards.

     The    Compensation   Committee,
which  is  comprised  of  Stanley  S.
Tollman, Matthew B. Walker, Thomas W.
Aro   and   Herbert  F.  Kozlov,   is
responsible   for  establishing   and
reviewing       the       appropriate
compensation    of   directors    and
officers  of  the  Company  and   for
reviewing    employee    compensation
plans.  The  Stock Option  Committee,
which  is  comprised  of  Stanley  S.
Tollman, Matthew B. Walker and  James
A.   Cutler,   is   responsible   for
considering  and  making  grants  and
awards under, and administering,  the
Company's 1993 and 1998 Stock  Option
Plans

     During  the  2000  fiscal  year,
there was one formal meeting of  each
of  the  Company's committees. During
such  fiscal  year, there  were  also
three meetings of the Board, (on  May
12,  June 6 and October 12), at which
all  of  the Directors were  present,
and there were four unanimous written
consents of the Board.

     During  the  1999  fiscal  year,
there was one formal meeting of  each
of  the  Company's committees. During
such  fiscal  year, there  were  also
three meetings of the Board, (on  May
5,  September  16, December  12),  at
which  all  of  the  Directors   were
present, and there were two unanimous
written consents of the Board.

     During  the  1998  fiscal  year,
there was one formal meeting of  each
of  the Company's committees.  During
such  fiscal  year, there  were  also
five  meetings  of  the  Board,   (on
February  28th, May 12th,  June  4th,
September 15th and December 10th), at
which  all  of  the  Directors   were
present,  and there were no unanimous
written consents of the Board.

     Certain   Proceedings  Involving Management

            Emeryville  Days  Limited
Partnership     ("Emeryville"),     a
California limited partnership, filed
a   Chapter  11   proceeding  in  the
United  States Bankruptcy  Court  for
the Eastern District of California in
May 1996. The proceeding was filed to
prevent  the imminent foreclosure  of
the   Days   Inn   hotel   owned   by
Emeryville.   Messrs.   Stanley    S.
Tollman  and  Brett G.  Tollman  hold
limited   partnership  interests   in
Emeryville,   and  Mr.   Stanley   S.
Tollman  is  a  stockholder  of   the
corporate    general    partner    of
Emeryville.   Messrs.   Stanley    S.
Tollman  and  James  A.  Cutler  were
directors  and/or  officers  of  such
corporate general partner. Subsequent
to the filing of this proceeding, the
subject hotel property was sold,  and
as  a  result, funds became available
to  pay all creditors, other than the
holder  of the second deed of  trust,
which  holder  agreed to  settle  its
claim for a reduced amount, which has
been  paid.  As a consequence of  the
foregoing,   this   proceeding    was
dismissed.

     T.H.  Orlando, Ltd.  ("Orlando")
and  T.H.  Resorts  Associates,  Ltd.
("Resorts"),  filed  a   Chapter   11
proceeding   in  the  United   States
Bankruptcy   Court  for  the   Middle
District of Florida, Orlando Division
in  February 1997. The proceeding was
filed   to   prevent   the   imminent
foreclosure of three Days Inn  hotels
owned  by  Orlando and  Resorts.  Mr.
Stanley  S. Tollman holds  a  limited
partnership  interest in Orlando  and
Resorts a nd is a stockholder of  the
corporate general partners of Orlando
and  Resorts, and Messrs. Stanley  S.
Tollman,  Brett G. Tollman and  James
A.   Cutler  were  directors   and/or
officers  of  such corporate  general
partners. In August 1997, Orlando and
Resorts  agreed to a settlement  with
its  secured lender resulting in  the
sale  of  the  hotel  properties  and
dismissal of that proceeding.

     Certain Business Relationships

     Bryanston

           Bryanston is an  affiliate
of  the Company and Beatrice Tollman,
Mr. Stanley  S. Tollman's spouse,  is
a  50% stockholder of Bryanston.   On
June  26,  1996, Bryanston  converted
the  amount due on a working  capital
loan (approximately $19,165,000) into
shares  of Series B Preferred  Stock.
The   Company   was  charged   a   5%
transaction     fee    (approximately
$958,000),  which was also  converted
into  shares  of Series  B  Preferred
Stock.  The conversion was  effective
June  26,  1996,  and  the  total  of
approximately     $20,123,000     was
converted  into  693,905  shares   of
Series B Preferred Stock based on the
fair  market  value  of  a  share  of
Common   Stock   on   the   date   of
conversion ($3.625).   Each share  of
outstanding Series B Preferred Stock:
(i)  entitles  the  holder  to  eight
votes;  (ii) has a liquidation  value
of $29.00 per share; (iii) has a cash
dividend   rate   of   10%   of   the
liquidation   value,    which    rate
increases  to 13% of the  liquidation
value  if  the cash dividend  is  not
paid  within 30 days of  the  end  of
each fiscal year and in such event is
payable  in  shares of Common  Stock;
and  (iv)  is convertible into  eight
shares of Common Stock.

           On September 30, 1997, the
Company   issued  83,333  shares   of
Series    B   Preferred   Stock    in
settlement  of  $2,000,000   due   to
Bryanston.  On December 17, 1997, the
Company   declared  a  1996  dividend
payable to Bryanston in approximately
730,000 shares of Common Stock, which
were  issued in April 1998.   On  May
12, 1998, the Company declared a 1997
dividend  payable  to  Bryanston   in
approximately  1,519,000  shares   of
Common  Stock, which were  issued  on
January  5, 1999.  During  2000,  the
Company  declared and issued  426,000
and  1,831,000 additional  shares  of
common   stock   in  lieu   of   cash
dividends  payable  with  respect  to
Bryanston's   shares  of   Series   B
Preferred Stock for the 1999 and 1998
calendar  years,  respectively.    On
April 4, 2001, the Company issued  to
Bryanston 2,996,101 additional shares
of  Common Stock in lieu of the  cash
dividend  payable  with  respect   to
Bryanston's   shares  of   Series   B
Preferred Stock for the 2000 calendar
year.

            On  June  30,  1998,  the
Company   restructured  its  existing
obligations    to    Bryanston     by
extinguishing  its notes  payable  of
$7,800,000, $1,399,000 and  $432,000,
plus  accrued interest on  the  notes
aggregating  $3,098,000, in  exchange
for   the   issuance  of   Series   C
Preferred  Stock,  and  a  $3,000,000
mortgage  note on the Company's  idle
gaming   vessel  located  in  Mobile,
Alabama.    The  Series  C  Preferred
Stock  has  voting rights of  twenty-
four  votes per preferred  share,  is
convertible  into twenty-four  shares
of Common Stock and carries an annual
dividend  of  $5.65  per  share.   In
addition,  the terms of the preferred
shares  include a provision  allowing
the Company the option of calling the
preferred  shares  based   upon   the
occurrence of certain capital  events
that  realize a profit in  excess  of
$5,000,000.

           Upon  contribution of  the
idle  gaming vessel in July  1999  to
Casino   Ventures,   the   $3,000,000
mortgage  note  was  converted  to  a
promissory note.

     Casino Ventures

            On   July  8,  1999,  the
Company   contributed  its   inactive
vessel,  the  Jubilation  Casino,  to
Casino    Ventures    LLC    ("Casino
Ventures").    Matthew   Walker,    a
director of the Company, is a partner
in  Casino Ventures and serves as its
General Manager.  At the time of  the
contribution,  the vessel  (including
its  gaming equipment, furniture  and
other items) had a net book value  of
approximately     $4,149,000.      In
exchange,   the   Company    received
$150,000  in cash, a promissory  note
in the principal amount of $1,350,000
and  a  membership interest in Casino
Ventures.    The   promissory    note
accrues  interest at an initial  rate
of    8.75%   per   annum,    payable
quarterly, with the principal balance
due   July  8,  2002.   The   initial
interest  rate of 8.75%  is  adjusted
daily to prime plus one percent  with
a   minimum  rate  of  8.75%.    Upon
repayment of the promissory note  and
certain other funding to the venture,
the Company's membership interest  in
Casino  Ventures will  decrease  from
its current percentage of 93% to 15%.
Mr.  Walker advanced funds to  Casino
Ventures in 1999 and 2000, which were
used     for    site    and    vessel
improvements.   As  of  December  31,
2000,  the loan payable to Mr. Walker
amounted  to  $804,000.   That   loan
accrues interest at 8% and is payable
in April 2002.  In addition, $100,000
and  $12,000  of  the Casino  Venture
start-up  costs  in  2000  and  1999,
respectively, were made  to  entities
in  which Mr. Walker has an ownership
interest.  The consolidated financial
statements   of  the   Company   will
include   the  accounts   of   Casino
Ventures  until  such  time  as   the
Company's     membership     interest
decreases  therein to less that  50%.
During   the   fiscal   years   ended
December  31,  2000 and December  31,
1999,    the    Company   capitalized
$1,859,000       and        $364,000,
respectively, of costs related to the
relocation  and refurbishing  of  the
vessel  and improvements to its  site
in     Tunica,    Mississippi.     An
additional  $268,000 and $100,000  of
start-up  costs were incurred  during
2000  and 1999, respectively.  During
1999,   the   vessel  was   used   as
collateral   to  obtain  funding   of
$650,000  towards the  aforementioned
costs of Casino Ventures.

     BP Group

            Ms.  Patricia  Cohen,   a
director of the Company from February
1,  1994 to December 12, 1997, is the
sole stockholder of BP.  On June  26,
1996, BP converted the amount due  on
a  BP loan (approximately $1,222,000)
into  shares  of Series  B  Preferred
Stock. The Company was charged  a  5%
transaction     fee    (approximately
$61,000),  which was  also  converted
into  shares  of Series  B  Preferred
Stock.  The conversion was  effective
June  26,  1996,  and  the  total  of
approximately     $1,283,000      was
converted   into  44,258  shares   of
Series  B  Preferred Stock, based  on
the  fair market value of a share  of
Common   Stock   on   the   date   of
conversion ($3.625). The terms of the
shares  of  Series B Preferred  Stock
issued  to BP are identical to  those
of  the  shares of Series B Preferred
Stock  issued  to Bryanston  in  June
1996 and September 1997.

           On  December 17, 1997, the
Company   declared  a  1996  dividend
payable to BP in approximately 47,000
shares  of  Common Stock, which  were
issued  in  April 1998.  On  May  12,
1998,  the  Company declared  a  1997
dividend payable to BP on the  Series
B  Preferred  Stock in  approximately
86,000  shares  of the Common  Stock,
which were issued on January 5, 1999.
In addition, during 2000, the Company
declared    and    issued    to    BP
approximately  24,000   and   111,000
additional shares of Common Stock  in
lieu  of  the  cash dividend  payable
with respect to BP's shares of Series
B  Preferred Stock for the  1999  and
1998  calendar  years,  respectively.
On  April 4, 2001, the Company issued
to  BP  170,606 additional shares  of
Common  Stock  in lieu  of  the  cash
dividend payable with respect to BP's
shares  of  Series B Preferred  Stock
for the 2000 calendar year.

     Other

            On  September  15,  1998,
$250,000  was  advanced  to  Southern
Classic,  Inc. ("Southern")  pursuant
to  a 9 1/4% promissory note maturing
January 30, 1999.  Southern defaulted
on  its  payment in January 1999  and
filed   for  bankruptcy  in  February
1999.     Accordingly,   a   $250,000
reserve  was recorded as of  December
31, 1998.  James Cutler, a member  of
the   Board,   formerly   served   as
Southern's Chief Financial Officer.

           All  current  transactions
between the Company and its officers,
directors  and principal stockholders
or any affiliates thereof are, and in
the future such transactions will be,
on  terms  no less favorable  to  the
Company  than could be obtained  from
unaffiliated third parties.

     Stockholder Vote Required.    If
a  quorum  is present at the Meeting,
either  in  person or by  proxy,  the
affirmative  vote of a  plurality  of
the votes cast shall be sufficient to
elect  each nominee on the  Company's
slate of directors.

 THE BOARD OF DIRECTORS RECOMMENDS A
                VOTE
       FOR THE ELECTION TO THE
BOARD OF DIRECTORS OF THE COMPANY OF
                EACH
          OF THE NOMINEES.

             PROPOSAL 2

     AMENDMENT OF THE COMPANY'S
 CERTIFICATE OF DESIGNATIONS SETTING
  FORTH THE PREFERENCES, RIGHTS AND
           LIMITATIONS OF
SERIES B PREFERRED STOCK AND SERIES C
          PREFERRED  STOCK

      At  the  Meeting,  stockholders
will be asked to approve an amendment
to   the  Company's  Certificate   of
Designations   Setting   Forth    the
Preferences,  Rights and  Limitations
of   Series  B  Preferred  Stock  and
Series   C   Preferred   Stock   (the
"Certificate     of    Designations")
proposed by resolution of the  Board,
which  amendment  would  provide  for
dividends   payable  to  holders   of
Series  C Preferred Stock to be  paid
in  shares  of  Common Stock  at  the
Company's    discretion    if    cash
dividends  are not paid by a  certain
date.

       Exhibit   A   to  this   Proxy
Statement  contains  a  copy  of  the
proposed amendment to the Certificate
of  Designations, which  would  amend
Part  B  thereof  to  include  a  new
Section  2.4  to read in its entirety
follows:

    2.4       Payment of Dividend  in
    Shares     of    Common    Stock.
    Notwithstanding  the   provisions
    of     Section    2.3     hereof,
    commencing in the year 2002,  any
    dividend  payment  that  is   not
    made  by  the Corporation  on  or
    before   January   30   of    the
    calendar   year   following   the
    calendar  year  for  which   such
    dividend  accrued shall,  at  the
    option   of   the   Corporation's
    Board  of  Directors, be  payable
    in  the  form of shares of Common
    Stock,  in such number of  shares
    as   shall   be   determined   by
    dividing (A) the product  of  (x)
    the    amount   of   the   unpaid
    dividend  multiplied by  (y)  1.3
    by  (B) the Fair Market Value  of
    the   Common  Stock.   For   this
    purpose,   "Fair  Market   Value"
    shall  mean, with respect to  the
    Common Stock, the average of  the
    daily  closing  prices  for   the
    Common  Stock of the  Corporation
    for  the  twenty (20) consecutive
    trading   days   preceding    the
    applicable January 30 date,  with
    the  closing price for  each  day
    being  the closing price reported
    on   the   principal   securities
    exchange  upon which  the  Common
    Stock   of  the  Corporation   is
    traded  or,  if  it  is  not   so
    traded, then the average  of  the
    closing  bid and asked prices  as
    reported    by    the    National
    Association     of     Securities
    Dealers    Automated    Quotation
    System  or if not quoted thereon,
    in  the interdealer market on the
    "Pink  Sheets"  of  the  National
    Quotation  Bureau (excluding  the
    highest  and lowest bids on  each
    day  that there are four  (4)  or
    more market makers).

      The  effect  of this  amendment
might be to provide holders of Series
C  Preferred Stock with more or  less
value  than they would have  received
had  the dividend been issued in  the
form   of   a   cash  payment.    The
amendment would allow the Company  to
make  a  distribution to  holders  of
Series C Preferred Stock even if  the
Company's cash reserves were  low  at
the  time  a dividend is declared  or
the  Company  is otherwise  precluded
from paying any cash dividend.   This
proposal  is  being made because  the
Company   has  generally   had   very
limited   cash  flow  available   for
payment  of dividends.  In  order  to
avoid  the  accrual of cash dividends
on  Series  C  Preferred  Stock,  the
Board  deems  it to be  in  the  best
interests  of the Company to  provide
for  a  means  to discharge  such  an
obligation by the issuance of  shares
of  Common  Stock in lieu of  a  cash
dividend payment.

       For   purposes  of  valuation,
Common Stock granted as a dividend is
effectively   being   discounted   by
approximately  23% of  market  value.
The  calculation  is structured  with
this  discount because the shares  of
Common  Stock  to  be  issued  would,
unless    registered    under     the
Securities  Act of 1933,  as  amended
(the "Securities Act"), be restricted
and  not subject to resale unless  so
registered   or  an  exemption   from
registration  were  available.    The
Company  believes such a discount  is
appropriate   in   light    of    the
comparable illiquidity of a  dividend
paid  in  shares of Common Stock,  as
opposed  to  cash, particularly  with
respect to shares being issued to  an
affiliate  of the Company, which,  in
order  to  comply with the  exemption
provided  under Rule 144  promulgated
under  the Securities Act,  would  be
required  to  hold the shares  for  a
minimum  of one year and, even  after
the  passage of such year, could sell
such  shares only in compliance  with
certain  volume limitations.  Because
the  issuance of Common Stock in lieu
of cash as payment of dividends would
be  at the Board's discretion, should
there  come  a  time where  there  is
sufficient  cash, the  Company  would
not  be  required to issue shares  of
Common Stock in lieu of a dividend.

     The  proposed amendment  to  the
Certificate  of  Designations   would
also  cause  Section 2.4  of  Part  B
thereof  to be renumbered as  Section
2.5.

      The   Board   has   unanimously
approved   the   foregoing   proposed
amendment   to  the  Certificate   of
Designations     and      unanimously
recommends  to the stockholders  that
it be approved by them.

     Stockholder Vote Required.  If a
quorum  is  present at  the  Meeting,
either  in  person or by  proxy,  the
affirmative vote of both  a  majority
of  the outstanding votes entitled to
be cast, whether by holders of Common
Stock,  Series B Preferred  Stock  or
Series  C  Preferred  Stock,  and   a
majority  of  the  outstanding  votes
entitled to be cast by the holders of
Series C Preferred Stock, voting as a
class, shall be sufficient to approve
the   proposed   amendment   to   the
Certificate  of  Designations.    The
sole  holder  of Series  C  Preferred
Stock has indicated that it will vote
in    favor    of   the    amendment.
Abstentions and broker non-votes will
have   the  same  effect  as  a  vote
against  such proposal to  amend  the
Certificate of Designations.

 THE BOARD OF DIRECTORS RECOMMENDS A
                VOTE
   FOR THE PROPOSAL TO APPROVE THE
              AMENDMENT
TO THE CERTIFICATE OF DESIGNATIONS TO
 PROVIDE FOR THE ISSUANCE OF COMMON
               STOCK ,
    AT THE COMPANY'S DISCRETION,
 IN PAYMENT OF ACCRUED DIVIDENDS ON
      SERIES C PREFERRED STOCK

             PROPOSAL 3

        APPROVAL OF ISSUANCES
  OF SHARES OF THE COMPANY'S COMMON
                STOCK
 IN PAYMENT OF ACCRUED DIVIDENDS ON
  THE COMPANY'S SERIES C PREFERRED
               STOCK.



     The   Board  has  approved,  and
unanimously   recommends    to    the
stockholders  that they approve,  the
proposal  to  permit the  Company  to
issue shares of Common Stock in  lieu
of  cash  dividends  accrued  on  the
Series  C  Preferred Stock for  1998,
1999   and   2000.   Dividends   have
accrued,  and  remain  unpaid,   with
respect  to  the Series  C  Preferred
Stock for 1998, 1999 and 2000 in  the
amounts  of  $381,833,  $763,665  and
$763,665,   respectively.    At   the
Meeting,  the stockholders are  being
asked,   pursuant   to   a   separate
proposal, to approve an amendment  to
the Certificate of Designations that,
if  approved,  would  in  the  future
permit  the Company to pay the annual
dividend  accrued  on  the  Series  C
Preferred  Stock in shares of  Common
Stock  in  lieu of cash.   The  Board
proposes   that   the   Company    be
authorized   to   also   pay   unpaid
dividends  accrued on  the  Series  C
Preferred Stock for prior years as if
such amendment had been in effect for
such  years.   If such amendment  had
been  in  place  for 1998,  1999  and
2000, the Company could have paid the
dividends  accrued on  the  Series  C
Preferred Stock with respect to those
years by issuing, in lieu of the cash
dividend    accrued,    respectively,
254,555,  111,079 and 780,844  shares
of  Common Stock.  For such purposes,
each    share    of   Common    Stock
contemplated to be issued in lieu the
cash   dividend  payable   is   being
effectively valued at $1.50, $6.87 or
$.98  for  the dividends accrued  for
1998,  1999  and 2000,  respectively.
If  such  issuance is approved,  then
the  Company will be able to  satisfy
its  obligations with respect to  the
accrued dividends for 1998, 1999  and
2000  by the issuance of an aggregate
of 1,146,478 shares of Common Stock.

           The  Board  believes  that
such  an issuance will be in the best
interest  of  the  Company  and   its
stockholders   inasmuch    as    such
issuance would relieve the Company of
its  obligation to pay  in  cash  the
dividends  accrued  in  an  aggregate
amount of $1,909,163 on the Series  C
Preferred  Stock for 1998,  1999  and
2000 and would permit that obligation
to  be  satisfied  with  the  use  of
shares of Common Stock that, for such
purpose, are being valued as a  price
higher than the current market  price
of  a  share  of Common  Stock.   The
Board  unanimously recommends to  the
stockholders   approval    of    this
proposal.


     Stockholder Vote Required. If  a
quorum  is  present at  the  Meeting,
either  in  person or by  proxy,  the
affirmative vote of a majority of the
votes  cast  shall be  sufficient  to
approve  the  issuance of  shares  of
Common  Stock in payment  of  accrued
dividends  on the Series C  Preferred
Stock  for the years 1998,  1999  and
2000.

 THE BOARD OF DIRECTORS RECOMMENDS A
                VOTE
            FOR APPROVAL
 OF THE ISSUANCE OF SHARES OF COMMON
                STOCK
   IN PAYMENT OF ACCRUED DIVIDENDS
ON THE SERIES C PREFERRED STOCK. FOR
         1998, 1999 AND 2000

             PROPOSAL 4

     AMENDMENT OF THE COMPANY'S
    CERTIFICATE OF INCORPORATION
TO EFFECT A TEN FOR ONE REVERSE SPLIT
 OF THE COMPANY'S OUTSTANDING COMMON
                STOCK


       The   Board   has  unanimously
decided  to submit to a vote  of  the
stockholders a proposal to amend  the
Company's       Certificate        of
Incorporation  (the  "Certificate  of
Incorporation") to reduce the  number
of    the   Company's   issued    and
outstanding  shares of Common  Stock.
This is to be achieved by undertaking
a  reverse stock split whereby  every
ten   (10)  shares  of  Common  Stock
outstanding on the close of  business
on  ____________, 2001 (the "Existing
Shares") shall be converted into  one
(1) share of the Company's new Common
Stock   (the  "New  Shares"),  having
terms  identical in every respect  of
the  Existing Shares (the transaction
shall  be referred to herein  as  the
"Reverse   Split").   Any  fractional
shares  resulting  from  the  Reverse
Split  will  be  rounded  up  to  the
nearest whole number.

       The   Common  Stock  has  been
trading  in  a range from  $0.75  per
share to $6.625 per share since April
3,  2000.   The Company's  management
believes  that  the  Company's  stock
price will be an important factor  in
negotiations   with  businesses   for
future   projects  of   the   Company
because  the Company intends  to  use
its  Common Stock for some or all  of
the  consideration in any such  joint
venture  or acquisition.  The Reverse
Split  will  decrease the  number  of
shares  of  Common Stock outstanding,
but  there  can be no assurance  that
there   will   be   a   corresponding
increase  in the per-share  price  of
the   Common   Stock.   However,   in
conjunction  with  the  execution  of
such   a   strategy,  the   Company's
management believes that the  Reverse
Split  will  make  the  Company  more
attractive relative to any  potential
acquisitions.

      In addition, Nasdaq Marketplace
Rule  4310(c)(4)  requires  that   in
order   for  the  Common   Stock   to
continue to be eligible for quotation
on  the Nasdaq Stock Market Inc., the
Common Stock must have a minimum  bid
price per share of $1.00, as well  as
meeting  certain other  requirements.
The Common Stock currently is trading
in  the $1.00 per share range and has
recently    traded    below    $1.00.
Management believes that in order  to
maintain the Company's Nasdaq  market
listing,  the implementation  of  the
Reverse   Split  is   in   the   best
interests  of  the  Company  and  its
stockholders.  A failure to meet  the
continued  inclusion requirements  of
Nasdaq will result in the removal  of
the   Common  Stock  from  a   Nasdaq
listing.

     A  delisting of the Common Stock
may materially and adversely affect a
holder's ability to dispose of, or to
obtain accurate quotations as to  the
market  value  of, the Common  Stock.
In  addition, any delisting may cause
the  Common  Stock to be  subject  to
"penny stock" regulations promulgated
by   the   Securities  and   Exchange
Commission.   Under such regulations,
broker-dealers are required to, among
other  things, comply with disclosure
and        special        suitability
determinations prior to the  sale  of
shares  of  Common  Stock.   If   the
Common Stock becomes subject to these
regulations, the market price of  the
Common   Stock   and  the   liquidity
thereof   could  be  materially   and
adversely affected.

     Stockholders  should   recognize
that   if   the  Reverse   Split   is
effectuated, they will own 10% of the
number  of shares they presently  own
and  that  there can be no  assurance
that  the market price of the  Common
Stock  will, in fact, correspondingly
increase   by   10  times   following
consummation of the Reverse Split or,
even  if such price increases  by  10
times, such post Reverse Split market
price  will be sustained.  Also,  the
possibility does exist that liquidity
could  be  materially  and  adversely
affected  by  the reduced  number  of
shares   that  would  be  outstanding
after      the     Reverse     Split.
Consequently,   there   can   be   no
assurance that the Reverse Split will
achieve the desired results that have
been outlined above.

     If the Reverse Split is approved
by the Stockholders, it will occur at
the close of business on            ,
2001.    At the close of business  on
,  2001,  the Company had  24,140,759
shares  of  Common Stock outstanding.
The  Reverse  Split will reduce  this
number  to 2,074,831 shares.   Except
as  a  result of the receipt by  some
stockholders of additional shares  as
a  result  of rounding up  fractional
shares, the Reverse Split, in itself,
will  not  affect  any  stockholder's
percentage holdings in the Company.

     If the Reverse Split is approved
by the stockholders, each stockholder
will,  as  soon as practicable  after
the  Meeting, be notified that  their
shares  of Existing Shares have  been
converted to a reduced number of  New
Shares  pursuant to a Reverse  Split,
and  stockholders will then be  asked
to    exchange   their   certificates
representing Existing Shares for  new
certificates evidencing New Shares.

     In  order to effect the  Reverse
Split,     the     Certificate     of
Incorporation must be amended in  the
manner   set  forth  on   Exhibit   B
attached hereto.  The only effect  of
such  Amendment will be to cause  the
Reverse Split as described herein.  A
vote by a stockholder in favor of the
Reverse Split will constitute a  vote
in  favor of amending the Certificate
of  Incorporation in the  manner  set
forth in such Exhibit B.

     The    Board    believes    that
maintenance of the Nasdaq listing  is
beneficial  to  the Company  and  its
stockholders  and recommends  a  vote
for  the proposed Reverse Split.  The
Board  believes the proposed  Reverse
Split  will create long-term  benefit
for  the Company by increasing market
interest  in  the  Common  Stock  and
increasing   the  nominal   per-share
value  and per-share earnings of  the
Common  Stock.  Given the  volatility
of   the  Common  Stock,  the   Board
believes  that  the proposed  Reverse
Split  will  also  help  maintain   a
sufficient  minimum  bid  price   per
share to ensure continued listing  on
the Nasdaq SmallCap Market.

    Stockholder  Vote Required:   The
affirmative  vote by the  holders  of
stock (whether Common Stock, Series B
Preferred Stock or Series C Preferred
Stock)   entitled   to   exercise   a
majority  of all votes that could  be
cast  is required in order to approve
this   proposed  amendment   of   the
Certificate of Incorporation.  Shares
that  are  withheld and  broker  non-
votes will have the same effect as  a
vote against such amendment.

       THE BOARD OF DIRECTORS
          RECOMMENDS A VOTE
FOR APPROVAL OF A REVERSE TEN-FOR-ONE
             STOCK SPLIT
   OF THE COMPANY'S COMMON STOCK.

             PROPOSAL 5

  RATIFICATION OF THE SELECTION OF
   ROTHSTEIN KASS & COMPANY, P.C.
          AS THE COMPANY'S
    INDEPENDENT CERTIFIED PUBLIC
             ACCOUNTANTS

     The    Board   has   unanimously
approved,  and unanimously recommends
that  the  stockholders  approve  and
ratify  the appointment of Rothstein,
Kass & Company, P.C. as the Company's
independent     certified      public
accountants for the ensuing  year.  A
member  of Rothstein, Kass & Company,
P.C. will be available at the Meeting
to answer questions and will have the
opportunity to make a statement if he
or she so desires.

     Stockholder Vote Required. If  a
quorum  is  present at  the  Meeting,
either  in  person or by  proxy,  the
affirmative vote of a majority of the
votes  cast  shall be  sufficient  to
ratify  the  selection of  Rothstein,
Kass & Company, P.C. as the Company's
independent     certified      public
accountants for the next year.


 THE BOARD OF DIRECTORS RECOMMENDS A
                VOTE
          FOR RATIFICATION
OF THE APPOINTMENT OF ROTHSTEIN, KASS
                  &
   COMPANY, P.C. AS THE COMPANY'S
    INDEPENDENT CERTIFIED PUBLIC
            ACCOUNTANTS.

       EXECUTIVE COMPENSATION

Executive Officers

     The executive officers of the
Company are:

          Stanley S. Tollman      Chairman of the Board,  Chief
                                  Executive Officer and President
          Thomas W. Aro           Vice President and Secretary
          Brett G. Tollman        Vice President
          Robert Steenhuisen      Chief Accounting Officer
          Craig Kendziera         Treasurer

     Information    regarding     the
responsibilities of, and the terms of
the  positions  held  by  Stanley  S.
Tollman,  Thomas W. Aro and Brett  G.
Tollman are set forth on page  10  of
this  proxy statement in the text  of
Proposal  1.  Such  information   for
Messrs. Steenhuisen and Kendziera  is
as follows:

      Craig  Kendziera has served  as
Treasurer  of the Company  since  his
appointment on May 12, 1998.  He also
have    served   as   the   Corporate
Controller   of  the  Tollman-Hundley
Hotel  Group since June  1992  and  a
Director,  Vice President,  Treasurer
and Corporate Controller of Bryanston
since March 6, 1998.

     Robert Steenhuisen has served as
Chief Accountant of the Company since
his appointment on May 12, 1998.   He
also   has   served  as   the   Chief
Accountant  for  the  Tollman-Hundley
Hotel Group since May 1992 and  as  a
Director,  Vice President,  Assistant
Secretary  and  Chief  Accountant  of
Bryanston since March 2, 1998.

Summary Compensation Table

      The  following table sets forth
all  cash  compensation for  services
rendered  in  all capacities  to  the
Company and its subsidiaries for  the
fiscal years ended December 31, 2000,
1999,  1998  and 1997,  paid  to  the
Company's Chief Executive Officer and
one  executive  officer (collectively
the "Named Executive Officers") whose
total  compensation exceeded $100,000
per   annum.    No  other   executive
officers'    compensation    exceeded
$100,000  during  any  of  the  above
fiscal years.


                                                   Restricted
Name and Principal                                 Stock
                                                   Options         All Other
  Position                  Year    Salary(1)      Awards /SARS    Compensation
Stanley S. Tollman . .      2000       --          --       --        --
     Chairman of the        1999      $250,000     --   250,000 (2)   --
     Board of Directors,    1998      $250,000     --   250,000       --
     Chief Executive        1997      $250,000     --      --         --
     Officer and President
Thomas W.  Aro . . . .      2000      $206,500     --      --         --
     Vice President and     1999      $160,000     --   205,000       --
     Secretary              1998      $160,000     --   155,000       --
                            1997      $160,000     --      --         --


  1  No portions of the cash salaries
to   which  Stanley  S.  Tollman  was
entitled during the periods indicated
have  been paid; rather, the  expense
and   liability  have  been   accrued
without  interest.  Mr.  Tollman  has
waived  his  right  to  receive   any
salary for the year 2000.

      2 Does not include any value
for the right granted to Mr. Tollman
to convert up to $2,000,000 of
deferred compensation into shares of
Common Stock at $2.00 per share.


Option/SAR Grants in Past Two  Fiscal
Years.

  During  1999,  the Company  granted
options to certain executive officers
to  purchase an aggregate of  455,000
shares  of  Common  Stock,  including
250,000  shares to Stanely S. Tollman
and  205,000 shares to


Thomas W.  Aro
(which  includes  55,000  shares   as
compensation  to  Mr.  Aro  for   his
services  as a director). Except  for
the  reissuance of stock options upon
the  cancellation of old options  (as
described below), no options or stock
appreciation rights were  granted  to
any  executive officer of the Company
in 2000.

   The  following  table  sets  forth
certain  information regarding  stock
options   granted   to   the    Named
Executive Officers during the  fiscal
year  ended  December 31,  2000.   No
stock   appreciation   rights    were
granted  to these individuals  during
such year.


                                                               Potential
                                                               Realizable Value
                                                               At Assumed Annual
                                                               Rates
                Number of   Percent of                         Of Stock Price
                Securities  Total Options  Exercise            Appreciation For
                Underlying  Granted to     or Base             Option Term (1)
                Options     Employees in   Price     Expiration
                Granted     Fiscal Year    ($/Share) Date       5%($)   10%($)

Thomas W.
  Aro . . . .    75,000(2)         0         $1.375     5/09    51,000 123,000
                130,000(2)         0         $1.375    12/09    88,400 213,200

(1)Calculated   by  multiplying   the
exercise   price   by   the    annual
appreciation    rate    shown     (as
prescribed  by  the  SEC  rules)  and
compounded  for  the  term   of   the
options,   subtracting  the  exercise
price  per share and multiplying  the
gain  per  share  by  the  number  of
shares covered by the options.  These
amounts  are not intended to forecast
possible future appreciation, if any,
of  the  price of a share  of  Common
Stock.   The  actual  value  realized
upon  exercise  of the  options  will
depend  on the fair market  value  of
Common Stock on the date of exercise.

(2)  The  options are all exercisable
in  full commencing from the date  of
grant.




          The  following  table  sets
forth  certain information  regarding
stock  options granted to  the  Named
Executive Officers during the  fiscal
year  ended  December 31,  1999.   No
stock   appreciation   rights    were
granted  to these individuals  during
such year.

                                                               Potential
                                                               Realizable Value
                                                               At Assumed Annual
                                                               Rates
                  Number of   Percent of                       Of Stock Price
                  Securities  Total Options Exercise           Appreciation For
                  Underlying  Granted to    or Base            Option Term (1)
                  Options     Employees in  Price    Expiration
                  Granted     Fiscal Year   ($/Share) Date       5%($)  10%($)
Stanley S.
   Tollman . .   250,000(2)(3)    18.0      $4.25      12/09   668,201 1,693,351

Thomas W.
   Aro  . . .     75,000(2)        5.4     $2.00       5/09    94,334   239,061
                 130,000(2)        9.4     $4.25      12/09   347,464   880,543


(1)Calculated   by  multiplying   the
exercise   price   by   the    annual
appreciation    rate    shown     (as
prescribed  by  the  SEC  rules)  and
compounded  for  the  term   of   the
options,   subtracting  the  exercise
price  per share and multiplying  the
gain  per  share  by  the  number  of
shares covered by the options.  These
amounts  are not intended to forecast
possible future appreciation, if any,
of  the  price of a share  of  Common
Stock.   The
actual  value  realized
upon  exercise  of the  options  will
depend  on the fair market  value  of
Common Stock on the date of exercise.

(2)  The  options are all exercisable
in  full commencing from the date  of
grant.


(3)   Does  not  include  the   right
granted to Mr. Tollman to convert  up
to     $2,000,000     of     deferred
compensation  into shares  of  Common
Stock at $2.00 per share.

  The   following  table  sets  forth
certain  information with respect  to
the  exercise of stock options during
fiscal  2000  by the Named  Executive
Officers and the number and value  of
unexercised options held by  each  of
the  Named Executive Officers  as  of
December 31, 2000:



                             Number of Securities        Value of Unexercised
        Shares               Underlying Unexercised      In-the-Money Options at
        Acquired    Value    Options at Fiscal Year End  Fiscal  Year End (1)
        On Exercise Realized Exercisable  Unexercisable  Exercisable Unexercisable

Stanley S.
 Tollman .     -      -        500,000(2)       --         $   0        --
Thomas
   W. Aro      -      -        420,000          --         $   0        --


(1) None of the existing options were
in-the-money at December 31, 2000.

(2)   Does  not  include  the   right
granted to Mr. Tollman to convert  up
to     $2,000,000     of     deferred
compensation  into shares  of  Common
Stock at  $2.00 per share.


  The   following  table  sets  forth
certain  information with respect  to
the  exercise of stock options during
fiscal  1999  by the Named  Executive
Officers and the number and value  of
unexercised options held by  each  of
the  Named Executive Officers  as  of
December 31, 1999:

                                  Number of Securities        Value of Unexercised
            Shares                Underlying Unexercised      In-the-Money Options at
            Acquired     Value    Options at Fiscal Year End  Fiscal Year End (1)
            On Exercise Realized  Exercisable Unexercisable   Exercisable Unexercisable
Stanley S.
   Tollman .     --        --        500,000        --        $1,770,000(2)   --
Thomas
   W. Aro .      --        --        420,000        --        $1,694,000      --


(1) Calculated by multiplying (a) the
number  of  shares  covered  by   the
options by (b) the difference between
the market price at December 31, 1999
of  $6.25 and the respective exercise
price.

(2)   Does  not  include  the   right
granted to Mr. Tollman to convert  up
to      $2,000,000    of     deferred
compensation  into shares  of  Common
Stock at  $2.00 per share.


      In  October  2000 and  December
1998, the Company determined that the
purposes  of  its stock option  plans
were  not  being adequately  achieved
with  respect to those employees  and
consultants holding options that were
exercisable  at prices above  current
market  value and that it was in  the
best interests of the Company and its
stockholders that the Company  retain
and   motivate  such  employees   and
consultants.  Therefore, in order  to
provide     such    optionees     the
opportunity  to exchange their  above
market   value  options  for  options
exercisable  at  the  current  market
value in 2000 and 1998, respectively,
the  Company  cancelled  all  options
that   were  outstanding  under   the
Company's 1998 and 1993 stock  option
plans  at that time and reissued  the
options  at  an  exercise  price   of
$1.375 and $1.063, respectively, such
pricing being the closing NASDAQ  bid
prices   on  October  12,  2000   and
December 12, 1998, respectively.

      The  following table sets forth
certain  information with respect  to
all     such    cancellations     and
reissuances with respect  to  options
held  by  any executive officer  from
March  19,  1993 (date of  inception)
through December 31, 2000:


                                                                         Length of
                      Number of market                                   original
                      securities       Price of    Exercise              option term
                      underlying       stock at    price at              remaining
        Cancellation/ options          time of     time of      New      at date of
        reissuance    cancelled/       cancelling/ cancelling/  exercise cancelling/
           date        reissued        reissuing   reissuing    price     reissuing
Thomas
 W. Aro 12/12/98        60,000         $1.063        $3.25      $1.063    4.5 years
        12/12/98       100,000         $1.063        $2.00      $1.063    9.5 years
        10/12/00        75,000         $1.375        $2.00      $1.375    7.5 years
        10/12/00       130,000         $1.375        $4.25      $1.375    9.0 years
Brett G.
Tollman 12/12/98        60,000         $1.063        $3.25      $1.063    4.5 years
        12/12/98       100,000         $1.063        $2.00      $1.063    9.5 years
        10/12/00        75,000         $1.375        $2.00      $1.375    7.5 years
        10/12/00       115,000         $1.375        $4.25      $1.375    9.0 years
Craig
Kendziera 12/12/98      12,000         $1.063        $3.25      $1.063    4.5 years
        12/12/98         8,000         $1.063        $2.00      $1.063    9.5 years
        10/12/00        50,000         $1.375        $2.00      $1.375    7.5 years
        10/12/00        15,000         $1.375        $4.25      $1.375    9.0 years
Robert
Steenhuisen 12/12/98     8,000         $1.063        $3.25      $1.063    4.5 years
        12/12/98        12,000         $1.063        $2.00      $1.063    9.5 years
        10/12/00        50,000         $1.375        $2.00      $1.375    7.5 years
        10/12/00        15,000         $1.375        $4.25      $1.375    9.0 years


   Compensation of Directors.  On May
12,  1998, with stockholder  approval
granted in September 1999, the  Board
approved   an   annual   compensation
arrangement whereby each of the three
outside directors will receive $6,000
per annum plus options to purchase up
to  25,000  shares, and an additional
15,000   shares  for  each  committee
served  upon, of Common Stock  at  an
exercise  price equal to the  current
market  price at the date the  option
is granted.  Accordingly, in 1999 and
1998  the  Company  granted  to   its
outside directors options to purchase
an  aggregate amount of up to 150,000
and 285,000 shares, respectively,  of
Common Stock at an exercise price  of
$4.25  and $1.063, respectively,  per
share, which options can be exercised
any   time  up  to  2009  and   2008,
respectively.  The amount granted  in
1999  was for services to be rendered
in the year 2000.  The amount granted
in   1998   represents   options   to
purchase aggregate amounts of  up  to
135,000  and 150,000 shares  for  the
1998   and  1999  years  of  service,
respectively. As compensation to  its
employee directors, in December  1999
and 1998, the Company granted options
to purchase an aggregate amount of up
to  95,000 shares of Common Stock for
each  of  the  2000,  1999  and  1998
years.

   Employment Agreements. The Company
and  Stanley S. Tollman entered  into
an Employment Agreement dated June 1,
1993,  whereby Mr. Tollman agreed  to
serve as Chairman of the Board and Co-
Chief   Executive  Officer   of   the
Company for a term of three (3) years
from  the  date  of  that  Agreement.
Thereafter,    such   Agreement    is
automatically      renewable      for
successive twelve (12) month  periods
unless either party advises the other
on at least ninety (90) days' written
notice of his or its intention not to
extend the term of the employment. In
the  event  of a termination  of  his
employment, under the terms  of  such
Agreement  Mr.  Tollman  is   to   be
retained  for  two years  to  provide
consulting services for $175,000  per
year. Such Agreement has been renewed
until  June  1, 2001.  Mr.  Tollman's
Employment Agreement provides  for  a
salary in the amount of $250,000  per
year,  none  of which has  been  paid
under  such Agreement since the  date
thereof.     The    unpaid     salary
accumulates, and the Company does not
pay  any  interest or  other  penalty
thereon. Such Agreement provides  for
Mr.  Tollman to devote no  less  than
20%  of  his  business  time  to  the
affairs   of  the  Company  and   its
subsidiaries. Such Agreement contains
a  non-disclosure provision  pursuant
to  which Mr. Tollman has agreed  not
to  use  or disclose any information,
knowledge  or  data  relating  to  or
concerning  the Company's operations,
sales,  business or  affairs  to  any
individual or entity, other than  the
Company  or its designees, except  as
required   in  connection  with   the
business  and affairs of the Company.
Mr.  Tollman  waived  his  right   to
receive  the $250,000 salary for  the
year  2000.  As of December 31,  2000
and  1999, accrued salary payable  to
Mr.  Tollman  amounted to  $1,529,167
and $1,529,167, respectively.

   On  May  27,  1999,  the  Company,
subject  to approval by the Company's
stockholders   (which  approval   was
obtained  in September 1999),  agreed
to  afford Mr. Tollman the  right  to
convert  up to $2,000,000 of
deferred
compensation  payable  into   up   to
1,000,000 shares of Common Stock at a
price of $2.00 per share, the closing
price  on  that  day.  Mr.  Tollman's
right     to     convert     deferred
compensation into Common Stock  shall
be  exercisable only if he  continues
to  defer  his salary and he  remains
employed through and including  April
2002; provided, however, that if  his
employment   by   the   Company    is
terminated  prior  to  such  date  on
account   of  his  death   or   other
disability,  he or his  estate  shall
have  the right for the period of  90
days   after   such  termination   to
exercise   such   conversion   right.
During  the  year ended December  31,
1999,  the Company recorded a noncash
compensation  charge  of   $3,251,000
reflecting an increase since the date
such agreement was made in the market
price of shares of Common Stock  that
could    be   acquired   upon    such
conversion  of deferred salary.   The
$3,251,000  charge  was  reversed  in
2000  to reflect the decrease in  the
market  price of Common Stock  during
that year.

Directors'   Report   on    Executive
Compensation

    General.    Decisions  concerning
executive officers' salaries for 2000
and 1999 were made by the full Board.
Decisions  concerning  the  grant  of
stock  options to executive  officers
were   made   by  the  Stock   Option
Committee.  The Company otherwise has
no   formal   compensation   policies
applicable  to  executive   officers.
The  Board's recommendations in  each
case  were  based on  the  subjective
evaluation    of    each    officer's
contribution to the Company  and  the
level  of  compensation necessary  to
adequately  motivate and  reward  the
officer.  The composition and  amount
of    each    item    of    executive
compensation  for 2000 and  1999  did
not  bear a specific relationship  to
any     particular     measure     of
performance.

   Cash Compensation.  Certain of the
Company's executive officers are  not
compensated  directly by the  Company
based     upon    the    Compensation
Committee's    determination     that
compensation is not prudent  at  this
time  given  the Company's  financial
position. When, and if, the Company's
financial   position  improves,   the
Compensation     Committee      would
establish and review the compensation
of   those  executive  officers   not
presently compensated directly by the
Company   and  the  overall  employee
compensation  plan.   Bryanston  has,
without     seeking     reimbursement
therefor  from the Company,  provided
salaries and benefits to those of the
Company's   executive  officers   not
presently compensated directly by the
Company.

   Equity Compensation. The grant  of
stock  options to executive  officers
constitutes an important  element  of
long-term   compensation   for    the
executive  officers.  The  grant   of
stock  options increases management's
equity ownership in the Company  with
the   goal   of  ensuring  that   the
interest   of   management    remains
closely  aligned with  those  of  the
Company's  stockholders.  The   Board
believes  that stock options  in  the
Company provide a direct link between
executive      compensation       and
stockholders'  value.  By   attaching
vesting  requirements, stock  options
also  create  an  incentive  for   an
executive officer to remain with  the
Company for the long term.

      Chief     Executive     Officer
Compensation.  The  compensation   of
Stanley   S.   Tollman,   the   Chief
Executive Officer, is set forth in an
Employment   Agreement  between   the
Company   and   Mr.  Tollman,   which
provides  for a salary in the  amount
of  $250,000 per year, none of  which
has  been  paid under such Agreement.
The  unpaid  salary accumulates,  and
the Company does not pay any interest
or   other   penalty  thereon.    Mr.
Tollman  has  waived  his  rights  to
receive  the $250,000 salary for  the
year   2000.    The  terms   of   the
Employment  Agreement were determined
based  upon Mr. Tollman's ability  to
establish   and   retain   a   strong
management  team and to  develop  and
implement   the  Company's   business
plans.  In  setting compensation  for
Mr.   Tollman,   the   Company   also
considered its financial position and
reviewed compensation levels of chief
executive   officers  at   comparable
companies    within   the   Company's
industry.  In both December 1999  and
1998,  the  Company  granted  to  Mr.
Tollman  options to purchase  250,000
shares of Common Stock.


Stanley S. Tollman

Thomas W. Aro

James A. Cutler

Herbert F. Kozlov

Brett A. Tollman

Matthew D. Walker

     MARKET PRICES AND DIVIDENDS

Market Prices

      The  Common Stock is traded  on
the Automated Quotation System of the
National  Association  of  Securities
Dealers,  Inc. ("NASDAQ")  under  the
symbols  "ALHY", and  on  the  Boston
Stock   Exchange  under  the   symbol
"ALH."    The   Company's  Redeemable
Common  Stock Purchase Warrants  (the
"Warrants") are traded on the  Boston
Stock   Exchange  under  the   symbol
"ALHW"  and  on the OTCBB  under  the
symbol "ALHYW."

      The  following table sets forth
the  high  and  low sale  prices  for
Common  Stock as reported  by  NASDAQ
and  of  the Warrants as reported  by
NASDAQ  and/or the OTCBB.

                        Common Stock         Warrants
                      High         Low     High      Low
2000 Quarters:
   Fourth . . . . . . 3.125      .875      .75       .13
   Third. . . . . . . 3.50      1.00       .6875     .30
   Second . . . . . . 7.50      1.375     4.9375     .50
   First. . . . . . . 9.75      3.375     5.4375    1.00

1999 Quarters:
   Fourth . . . . .  $6.69     $2.50     $3.38     $1.25
   Third. . . . . . . 4.44      3.00      2.38       .88
   Second . . . . . . 5.00      1.50       .375      .0625
   First. . . . . . . 2.81      1.19       .0625     .0625

1998 Quarters:
   Fourth . . . . . . 1.56       .50       .0625     .0625
   Third . . . . . .  2.06       .50       .125      .0625
   Second . . . . . . 2.50      1.50       .1875     .0625
   First . . . . . . .3.00      1.63       .375      .0625


       As   of   April  ____,   2001,
24,140,759 shares of Common Stock and
960,695  shares  of  Preferred  Stock
were  issued  and  outstanding.   The
outstanding  shares of  Common  Stock
were  held of record by approximately
800  persons, including ownership  by
nominees  who  may hold for  multiple
beneficial owners.

Dividends

      The Company has not, since  its
inception, declared or paid any  cash
dividends  on  its shares  of  Common
Stock.  Under Section 170(a)  of  the
General  Corporation Law of  Delaware
(the "GCL"), the Corporation is,  and
has  been,  proscribed from declaring
or  paying  any  dividends  upon  any
shares of its capital stock except to
the  extent  of (1) its  surplus  (as
defined under the GCL) or (2) in  the
case  of  no  such surplus,  its  net
profits for the fiscal year in  which
the  dividend is declared and/or  the
preceding fiscal year. As the Company
has  no surplus (as defined under the
GCL)  or net profits, the Company  is
foreclosed from declaring  or  paying
any  cash dividends even if  it  were
otherwise  inclined to do so.   There
can  be no assurance that the Company
will have any surplus (as defined  in
the  GCL)  or  that the Company  will
achieve  any  net  profits,  nor  can
there any assurance that even if  the
Company  were to have such a  surplus
or  achieve net profits, the  Company
would  not  determine to  retain  all
available   funds   to   expand   the
Company's   business  or  for   other
corporate  purposes.  Management  has
no  current intent to declare or  pay
any  cash dividends on the shares  of
Common Stock.

        Additionally, the Company has
since its inception in 1993 generally
been  subject to loan covenants  that
have  prohibited the  declaration  or
payment   of   any  cash   dividends.
Although   proceeds  from  the   pre-
closing    financing   obtained    in
connection  with  the  sale  of   the
assets  of  its  subsidiaries,  Alpha
Gulf   Coast,  Inc.  and   Greenville
Hotel, Inc., in March 1998 were  used
to  discharge loans pursuant  to  the
terms   of  which  the  Company   was
prohibited from declaring  or  paying
any  cash dividends on its shares  of
capital  stock, such prohibition  was
replaced  with restrictive  covenants
with   respect  to  such  pre-closing
financing
that effectively reinstated
such  prohibition. Upon  consummation
of   such   sale,  such   pre-closing
financing  was assumed by  Greenville
Casino  Partners,  L.P.,  effectively
relieving   the  Company  from   such
prohibition.  However, there  can  be
no  assurance  that the Company  will
declare or pay any dividends  on  the
shares  of its capital stock or  will
not  in  the future obtain  financing
under  terms that would prohibit  the
declaration  or payment of  any  cash
dividends on its capital stock.

     The Series B Preferred Stock has
voting  rights  of  eight  votes  per
preferred  share, is  convertible  to
eight shares of Common Stock for each
share  of preferred stock and carries
a   dividend  of  $2.90  per   share,
payable quarterly, which increases to
$3.77  per share if the cash dividend
is not paid within 30 days of the end
of  each  quarter.  In the event  the
dividend  is not paid at the  end  of
the  Company's fiscal year  (December
31), the dividend will be payable  in
shares  of  Common Stock  instead  of
cash.   On  December  17,  1997,  the
Company   declared  a   dividend   of
$1,391,000   with  respect   to   the
outstanding  shares of the  Series  B
Preferred  Stock for 1996, which  was
paid   by  the  issuance  of  777,000
shares of Common Stock in April 1998.
On May 12, 1998, the Company declared
a dividend of $2,861,000 with respect
to the outstanding shares of Series B
Preferred  Stock for 1997, which  was
paid by the issuance of approximately
1,605,000 shares of Common  Stock  in
January  1999.  On May 12, 2000,  the
Company  declared  dividends  on  the
Series B Preferred Stock for the 1999
and  1998  fiscal years amounting  to
450,479  and 1,942,607, respectively,
shares of Common Stock.  These shares
were  issued in July 2000.  On  April
4, 2001, the Company issued 3,166,707
shares  of  Common Stock  in  payment
for  the  $3,097,040 dividend accrued
on  the Series B Preferred Stock  for
the year 2000.

      On  June 30, 1998, the  Company
issued  135,000 shares  of  Series  C
Preferred  Stock  in  settlement   of
$9,729,000  of net obligations.   The
Series  C Preferred Stock has  voting
rights   of  twenty-four  votes   per
preferred share, is convertible  into
twenty-four  shares of  Common  Stock
and  carries a dividend of $5.65  per
share.  In addition, the terms of the
Series  C  Preferred Stock include  a
provision  granting the  Company  the
right  to call such stock based  upon
the  occurrence  of  certain  capital
events  that  realize  a  profit   in
excess   of   $5,000,000.     As   of
December 31, 2000, dividends  accrued
on the outstanding Series C Preferred
Stock   amounted   to   approximately
$382,000,  $763,000 and $763,000  for
1998, 1999 and 2000, respectively.

     On February 8, 2000, the Company
issued   4,000  shares  of   its   7%
convertible Series D Preferred  Stock
(the "Series D Preferred Stock")  for
an aggregate price of $3,900,000, net
of  approximately $100,000 of closing
costs.  The Series D Preferred  Stock
is  convertible into shares of Common
Stock  at a conversion price  of  the
lesser  of  $6 per share or  a  price
based   upon  the  prevailing  market
price of Common Stock at the time  of
conversion, and accrues dividends  at
a rate of 7% per annum.  In the event
the  Series D Preferred Stock is  not
converted into shares of Common Stock
by February 8, 2005, there will be  a
mandatory  redemption at  that  time,
payable in shares of Common Stock  at
the  same  aforementioned  conversion
price.  The dividends are payable  in
arrears on the earlier of the date of
conversion  of a share  of  Series  D
Preferred  Stock  or  the   date   of
redemption.  At the Company's option,
the dividends are payable in the form
of  cash  or shares of Common  Stock.
The maximum aggregate total number of
shares   of  Common  Stock   issuable
relative   to  the  conversions   and
payments of dividends on the Series D
Preferred Stock is 3,300,000  shares.
In the event such limitation prevents
the   conversion  of  any  Series   D
Preferred  Stock, the  dividend  rate
will increase to 15% per annum and be
payable  in  cash in  arrears,  semi-
annually on June 30 and December  31.
The Series D Preferred Stock contains
no   voting  rights  prior   to   its
conversion into Common Stock.  During
2000,   1,900  shares  of  Series   D
Preferred  Stock were converted  into
approximately  1,387,000  shares   of
Common  Stock,  and during  2001,  an
additional  150 shares  of  Series  D
Preferred  Stock have been  converted
into approximately 225,739 shares  of
Common Stock.

      Although  the  Company  is  not
currently  subject to loan  covenants
restricting its right to  declare  or
pay  cash  dividends  on  shares   of
preferred  stock,  there  can  be  no
assurance  that the Company  will  be
able to do so or, even if able to  do
so,  will  elect to do so. Management
anticipates that, even if the Company
has  sufficient  surplus  and/or  net
profits  to  declare and pay  a  cash
dividend   on  shares  of   preferred
stock, its decision whether to do  so
will depend upon its determination as
to   whether  it  is  in   the   best
interests of the Company to pay  such
dividend  in  cash or  in  shares  of
Common Stock.

     Corporate Performance Graph. The
following graph shows a comparison of
cumulative     total    stockholders'
returns   from  December   31,   1993
through  December 31,  2000  for  the
Company,   the  Russell  2000   Index
("Russell")   and   the   Dow   Jones
Entertainment and Leisure  --  Casino
Index ("DJ Casino").

     The graph assumes the investment
of  $100  in shares of Common  Stock,
securities represented by the Russell
Index  or DJ Casino Index on December
31,  1993 and that all dividends were
reinvested.  No dividends  have  been
declared or paid on the Common Stock.


NASDAQ ceased listing the Warrants in December 1998, since there ceased being at least two market makers for such securities. The Warrants continue to trade in the over-the-counter market in the "pink sheets" and on the Boston Stock Exchange.

     Section 16(a) Reporting. Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding ten percent (10%) or more of the Common Stock must report on their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission and to the National Association of Securities Dealers, Inc. Automated Quotation System.
Specific due dates for these reports have been established. The Company is not aware of any delinquencies by any of the foregoing persons with regard to the timely filing of such reports for the years ended December 31, 2000 and 1999.


AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Proxy statements, reports and other information can be inspected and copied at the public reference facilities of the SEC at its principal office at Judiciary Plaza, 450 Fifth
Street, N.W., Room 1024, Washington, D.C. 20549, and at its regional offices at Northwestern Atrium Center, 500
West Madison Street, Suite 1400, Chicago, Illinois 60661, and 7 World Trade Center, 13th Floor, New York, New
York 10048. Any interested party may obtain copies of such material at prescribed rates from the Public Reference
Section of the SEC at its principal office at Judiciary Plaza, 450 Fifth Street, N W., Room 1024, Washington, D.C.
20549. The SEC also maintains a web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Meeting shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the respective dates of filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

The Company will provide, without charge, to each stockholder to whom this Proxy Statement is delivered and who so requests, a copy of any or all of the information that has been incorporated by reference in this Proxy
Statement (exclusive of exhibits to such information unless such exhibits are specifically incorporated by reference into such information). Any such request should be made orally or in writing to Alpha Hospitality Corporation, Secretary, 12 East 49th Street, 24th floor, New York, New York 10017, telephone (212) 750-3500. Within one business day of receipt of such a request, the Company will provide, by first class mail or other equally prompt means, a copy of the information as requested.



                     STOCKHOLDER PROPOSALS

Stockholders' proposals intended to be presented at the Company's next Annual Meeting of Stockholders, pursuant to the provision of Rule 14a-8 promulgated under the Exchange Act, must be received at the Company's offices not later than March 15, 2002 for inclusion in the Company's
Proxy Statement and form of proxy relating to that Meeting.

                 ALPHA HOSPITALITY CORPORATION
                      12 East 49th Street
                    New York, New York 10017
                       _________________

  This Proxy is Solicited on Behalf of the Board of Directors
                     _____________________

The undersigned hereby appoints Stanley Tollman and Thomas W.
Aro as Proxies, each with
the power to appoint his substitute, and hereby authorizes them, and each of them acting singly, to represent and vote, as designated below, all the shares of Common
Stock of Alpha Hospitality
Corporation (the "Company") held of record by the undersigned on April ____ , 2001 at the combined Annual and Special Meeting of Stockholders to be held on May 31, 2001, or any adjournment or postponement thereof.

Please specify your vote by checking the box to the left of your choice for each respective proposal.

1. To elect the following individuals as members to the Board of Directors of the Company:

Stanley S. Tollman         FOR       ABSTAIN          AGAINST
Thomas W. Aro              FOR       ABSTAIN          AGAINST
Brett G. Tollman           FOR       ABSTAIN          AGAINST
James A. Cutler            FOR       ABSTAIN          AGAINST
Matthew B. Walker          FOR       ABSTAIN          AGAINST
Herbert F. Kozlov          FOR       ABSTAIN          AGAINST

2. To approve an amendment to the Company's Certificate of Designations for Series C Preferred Stock.
                      FOR            ABSTAIN    AGAINST

3. To approve the issuance of shares of Common Stock in payment of the dividend accrued on the Series C Preferred Stock for the years 1998, 1999 and 2000.

                      FOR            ABSTAIN    AGAINST

4. To approve an amendment to the Company's Certificate of Incorporation to provide for a reverse 1-for-10 stock split of the Company's outstanding Common Stock.

                      FOR            ABSTAIN    AGAINST

5.   To ratify the appointment of Rothstein, Kass & Company, P.C.
as the Company's independent certified public accountant.

                      FOR            ABSTAIN    AGAINST

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted
FOR each of the 5 Proposals

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

        __________________________________________
                         Signature


        __________________________________________
                 Signature if held jointly

                 Dated:                  , 2001

                                                    Exhibit A
                    CERTIFICATE OF AMENDMENT

                             TO THE

                   CERTIFICATE OF DESIGNATION

             SETTING FORTH THE PREFERENCES, RIGHTS

          AND LIMITATIONS OF SERIES B PREFERRED STOCK

                  AND SERIES C PREFERRED STOCK

                OF ALPHA HOSPITALITY CORPORATION


       ALPHA HOSPITALITY CORPORATION (the "Corporation"), a Delaware corporation, certifies that, pursuant to the authority contained in Article FOURTH of its Certificate of Incorporation, and in accordance with the provisions of Section 151 of the General Corporation Law
(the "GCL") of the State of Delaware, its Board of Directors has adopted the following preambles and resolutions, which the stockholders have approved at a duly called and held meeting, upon notice in accordance with Section 222 of the GCL, at which meeting the necessary number of votes as required by statute were cast in favor of the amendment, amending and clarifying the preferences, rights and limitations of the Corporation's existing Series C Preferred Stock, originally established by a Certificate of Designation
Setting Forth the Preferences, Rights and Limitations of Series B Preferred Stock and Series C Preferred Stock of Alpha
Hospitality Corporation (the "Certificate of Designation"), filed with the Secretary of State on July 24, 1998.

       WHEREAS, the Corporation desires to have the option to pay dividends for the Series C Preferred
Stock with shares of Common Stock in lieu of cash; and

       WHEREAS, the Corporation deems it appropriate to amend the preferences and rights of the Series
C Preferred Stock to include a provision whereby the Corporation can issue shares of Common Stock in lieu of the cash dividend accrued on its Series C Preferred Stock; and

       NOW THEREFORE, it is hereby

       RESOLVED, that Part B of the Certificate of Designation be amended to include a new Section 2.4, setting forth the terms and conditions for payment of dividends on Series C Preferred Stock in shares of Common Stock, effective upon the filing of an appropriate amendment to the Certificate of Designation with the Secretary of State, to read as set forth below, and the original Section 2.4 be renumbered to Section 2.5:

            2.4 Payment of Dividend in Shares of Common Stock. Notwithstanding the provisions of Section 2.3 hereof, commencing in the year 2002, any dividend payment that is not made by the Corporation on or before January 30 of the calendar year following the calendar year for which such dividend accrued may, at the option of the Corporation's Board of Directors, be payable in the form of shares of Common Stock, in such number of shares as shall be determined by dividing (A) the product of
                      (x) the amount of the unpaid dividend
                      multiplied by (y) 1.3 by (B) the Fair Market Value of the Common Stock. For this purpose, "Fair Market Value" shall mean, with respect to the Common Stock, the average of the daily closing prices for the Common Stock of the Corporation for the twenty (20) consecutive trading days preceding the applicable January 30 date, with the closing price for each day being the closing price reported on the principal securities exchange upon which the Common Stock of the Corporation is traded or, if it is not so traded, then the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation
                      System or, if not quoted thereon, in the interdealer market on the "Pink Sheets" of the National
                      Quotation Bureau (excluding the highest and lowest bids on each day that there are four (4) or more market makers).

        IN WITNESS WHEREOF, ALPHA HOSPITALITY CORPORATION has caused this Certificate of Amendment to the Certificate of Designation to be executed by its President and attested to by its Secretary this _____ day of ___________, 2001.



                                  ALPHA HOSPITALITY CORPORATION


                            _________________________________
                     Stanley S. Tollman, Chairman and President

ATTEST:




Thomas W. Aro, Secretary

                                                      Exhibit B
                    CERTIFICATE OF AMENDMENT

                             OF THE

                  CERTIFICATE OF INCORPORATION

                OF ALPHA HOSPITALITY CORPORATION


Pursuant to Section 242 of the General Corporation Law of the State of Delaware

ALPHA HOSPITALITY CORPORATION, (the "Corporation"), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "DGCL"), does hereby certify as follows:

FIRST: by unanimous written consent, the Board of Directors of the Corporation adopted resolutions setting forth a proposed amendment to the Corporation's Certificate of Incorporation, declaring such amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

       RESOLVED, that at 5:30 E.S.T. on the date of the filing of this Certificate of Amendment to the
       Certificate of Incorporation, a reverse stock split
(the "Reverse Stock Split") of the Corporation's
       common stock, (the "Old Common Stock") par value $.01 per share shall take place without any further action on the part of the holders thereof, whereby each ten (10) shares of Old Common
       Stock shall be combined into one validly issued share of new common stock (the "New Common
       Stock"), the par value of which shall remain unchanged.
Fractional shares will be rounded up to
       the nearest whole number.

SECOND: That thereafter, pursuant to resolution of the Board of Directors of the Corporation, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of votes as required by statute was cast in favor of the amendment.

THIRD: That this Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Certificate of Incorporation on the ______ day of ____________, 2001 and affirms that the statements contained herein are true under the penalty of perjury.

                      ALPHA HOSPITALITY CORPORATION


                      By: _______________________________
                           Stanley S. Tollman
                           Chairman and President


ATTEST:

By: ______________________________
  Thomas W. Aro
  Secretary

                                                     APPENDIX I

                 ALPHA HOSPITALITY CORPORATION
                       BOARD OF DIRECTORS
                        AUDIT COMMITTEE
                            CHARTER

Organization

This charter (the "Charter") governs the operations of the Audit Committee (the "Committee") of the Board of Directors of Alpha Hospitality Corporation (the "Company"). The Committee shall review and reassess the Charter at least annually and obtain the approval of any amendments to the Charter by the board of directors. The Committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The Committee shall provide assistance to the board of directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose at the cost and expense of the Company.

Responsibilities and Processes

The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board.
Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The
Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.
The Committee shall take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

1.The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend to the board of directors the replacement of the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the board of directors the selection of the Company's independent auditors, subject to shareholders' approval.

2.The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation.
Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical complicance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present to discuss the results of the independent auditors' examinations.

3.The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communitcated to the Committee by the independent auditor under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

4.The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual
Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.